Exhibit 10.2

GenOn Escrow Corp.

$1,225,000,000

9.500% Senior Notes due 2018

9.875% Senior Notes due 2020

Purchase Agreement

September 20, 2010

J.P. Morgan Securities LLC

  As Representative of the

  several Initial Purchasers listed

  in Schedule 1 hereto

  c/o J.P. Morgan Securities LLC

  383 Madison Avenue

  New York, New York 10179

Ladies and Gentlemen:

GenOn Escrow Corp., a Delaware corporation (“Escrow Issuer”), a wholly-owned subsidiary of Mirant Corporation, a Delaware corporation (“Mirant”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $675,000,000 principal amount of its 9.500% Senior Notes due 2018 (the “2018 Securities”) and $550,000,000 principal amount of its 9.875% Senior Notes due 2020 (the “2020 Securities” and, together with the 2018 Securities, the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of October 4, 2010 (the “Securities Indenture”) between Escrow Issuer and Wilmington Trust Company, a Delaware banking corporation, as trustee (the “Trustee”).

The Securities are being issued in connection with (A) the proposed merger (the “Merger”) of RRI Energy Holdings, Inc., a Delaware corporation (“Merger Sub”), a wholly-owned subsidiary of RRI Energy, Inc. (“RRI”), with and into Mirant, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated April 11, 2010 among RRI, Mirant and Merger Sub and (B) the Refinancing Transactions (as defined herein).

The Securities will be initially issued by Escrow Issuer. Concurrently with the completion of the Merger and the Refinancing Transactions (other than the subsequent discharge or redemption of debt), (i) Escrow Issuer will merge with and into RRI (to be renamed GenOn Energy, Inc.), with RRI continuing as the surviving corporation (such merger, the “Escrow Merger” and, together with the Merger, the “Mergers”), (ii) RRI will assume all of Escrow Issuer’s obligations under the Securities and the Securities Indenture (such assumption to be effected by RRI’s execution of a supplemental indenture to the Securities Indenture in connection therewith (the “Supplemental Indenture” and, together with the Securities Indenture, the “Indenture”)) and (iii) the funds held in escrow will be released to GenOn Energy, Inc. As used herein, the term “GenOn” will mean the combined business of RRI and Mirant after giving effect to the Mergers (including RRI’s assumption of all of the obligations of Escrow Issuer under the Indenture).

For purposes of this Purchase Agreement (this “Agreement”), (A) the term “Refinancing Transactions” means (i) GenOn having repaid all borrowings under Mirant North America, LLC’s (“MNA”) senior secured term loan, (ii) GenOn having redeemed (or having sufficient amounts to redeem) $850 million aggregate principal amount of MNA’s senior unsecured notes and $279 million aggregate principal amount of RRI senior secured notes and (iii) GenOn having defeased the indebtedness outstanding on the date of the Indenture incurred by RRI or guaranteed by RRI in tax-exempt industrial development bond financings, the proceeds of which were used to finance the development, construction or acquisition of the 520 MW coal facility and related assets owned by Reliant Energy Wholesale Generation LLC and located in New Florence, Indiana County, Pennsylvania (“PEDFA Bonds”) and (B) the term “Credit Facility” means the senior secured credit facilities to be entered into in connection with the Merger pursuant to a Credit Agreement (the “Credit Agreement”) entered into among GenOn Energy, Inc., as a borrower, GenOn Mirant Americas, Inc., as a borrower, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents party thereto as of the date hereof.

Pursuant to this Agreement, at or prior to the Closing Date (as defined herein), Escrow Issuer will enter into an escrow and security agreement (the “Escrow Agreement”), and (a) Escrow Issuer will deposit the net proceeds of this offering (the “Proceeds”), together with cash or Government Securities (as defined in the Offering Memorandum) (the “Additional Escrow Amount” and, together with the Proceeds, the “Escrowed Funds”) in an amount sufficient to fund the redemption of the Securities and accrued and unpaid interest thereon to, but excluding, December 31, 2010 (or, subject to the deposit with the escrow agent (the “Escrow Agent”) of such additional amounts of cash or Government Securities as are sufficient to fund the Special Mandatory Redemption Payment (as defined herein), March 31, 2011) (the “Merger Termination Date”), when and if due, into a segregated escrow account (the “Escrow Account”). If (i) the Merger is not completed on or before the Merger Termination Date, (ii) the Refinancing Transactions are not completed at or before the Merger Termination Date, (iii) the Merger Agreement is terminated before the Merger Termination Date, (iv) an event of default shall have occurred and be continuing under the Indenture or (v) at any time, RRI and Mirant, in their sole judgment, determine jointly that the Refinancing Transactions will not be completed on or before the Merger Termination Date, Escrow Issuer will be required to redeem the Securities of each series at 100% of the issue price of the Securities of such series, plus accrued and unpaid interest thereon to, but excluding, the redemption date (such payment amount, the “Special Mandatory Redemption Payment”) as provided in the Escrow Agreement. The Escrow Agreement shall provide that the Escrowed Funds shall be released only pursuant to the terms of the Escrow Agreement. Unless the Escrowed Funds are released by the Escrow Agent to effectuate a Special Redemption (as such term is defined in the Indenture), the Escrowed Funds shall be released to Escrow Issuer at one time to be used in the manner described in the Time of Sale Information (as defined herein) under the caption “Use of proceeds.”

The Securities will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). Escrow Issuer, RRI and Mirant have prepared a preliminary offering memorandum dated September 13, 2010 (the “Preliminary Offering Memorandum”) and supplements to the Preliminary Offering Memorandum dated September 16, 2010 and September 20, 2010 (the “Supplements”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning Escrow Issuer, RRI, Mirant, GenOn and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by Escrow Issuer, RRI and Mirant to the Initial Purchasers pursuant to the terms of this Agreement. Each of Escrow Issuer, RRI and Mirant hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

At or prior to the time when sales of the Securities are first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (the “Registration Rights Agreement”), pursuant to which RRI will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) following the consummation of the Mergers providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

Each of Escrow Issuer, RRI and Mirant, severally and not jointly, hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities. (a) Escrow Issuer agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements of Escrow Issuer, RRI and Mirant set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from Escrow Issuer the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to (i) 96.873% of the principal amount thereof plus accrued interest, if any, from October 4, 2010 to the Closing Date in the case of the 2018 Securities (the “2018 Securities Purchase Price”) and (ii) 95.926% of the principal amount thereof plus accrued interest, if any, from October 4, 2010 to the Closing Date in the case of the 2020 Securities (the “2020 Securities Purchase Price”and, together with the 2018 Securities Purchase Price, the “Purchase Prices”). Escrow Issuer will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) Each of Escrow Issuer, RRI and Mirant understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii) neither it nor any person acting on its behalf has solicited offers for, or offered or sold, or will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) neither it nor any person acting on its behalf has solicited offers for, or offered or sold, or will solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex C hereto.

(c) Each Initial Purchaser acknowledges and agrees that each of Escrow Issuer, RRI and Mirant, and for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(g) and 6(h), counsel for Escrow Issuer and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d) Subject to applicable securities laws, each of Escrow Issuer, RRI and Mirant acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e) Each of Escrow Issuer, RRI and Mirant acknowledges and agrees that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to Escrow Issuer, RRI and Mirant with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, Escrow Issuer, RRI, Mirant or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising Escrow Issuer, RRI, Mirant or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of Escrow Issuer, RRI and Mirant shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to Escrow Issuer, RRI or Mirant with respect thereto. Any review by the Representative or any Initial Purchaser of Escrow Issuer, RRI or Mirant, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of Escrow Issuer, RRI, Mirant or any other person. Each of Escrow Issuer, RRI and Mirant agrees that it will not claim that the Initial Purchasers, or any of them, has rendered services of any nature, or owes a fiduciary or similar duty to Escrow Issuer, RRI or Mirant, in connection with the purchase and sale of the Securities pursuant to this Agreement or the process leading thereto.

2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP at 10:00 A.M., New York City time, on October 4, 2010, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and Escrow Issuer, RRI and Mirant may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.

(b) Payment for the Securities shall be made by wire transfer by the Initial Purchasers in immediately available funds to the Escrow Account against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”) and having an aggregate principal amount corresponding to the aggregate principal amount of the Securities, with any transfer taxes payable in connection with the sale of the Securities duly paid by Escrow Issuer, RRI and Mirant. The Global Note will be made available for inspection by the Representative not later than the business day prior to the Closing Date.

(c) Delivery of the Securities by Escrow Issuer shall be made to the Initial Purchasers against payment of the Purchase Prices by the Initial Purchasers pursuant to Section 2(b).

3. Representations and Warranties. (a) RRI represents and warrants to each Initial Purchaser that:

(i)	Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as amended by the Supplements, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (A) the representations and warranties set forth in this paragraph 3(a)(i) are limited to statements or omissions based upon information relating to RRI in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum and (B) RRI makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to Escrow Issuer, RRI and Mirant in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(ii)	Additional Written Communications. RRI (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by RRI or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “RRI Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such RRI Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (A) the representations and warranties set forth in this paragraph 3(a)(ii) are limited to statements or omissions based upon information relating to RRI in each such RRI Written Communication and (B) RRI makes no representation and warranty with respect to any statements or omissions made in each such RRI Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to Escrow Issuer, RRI and Mirant in writing by such Initial Purchaser through the Representative expressly for use in any RRI Written Communication.

(iii)	Incorporated Documents. The documents of RRI incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)	Financial Statements. The consolidated historical financial statements and the related notes thereto of RRI and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly, in all material respects, the consolidated financial position of RRI and its subsidiaries as of the dates indicated and the results of their respective operations and the changes in their respective cash flows for the periods specified; such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby except, with respect to interim financial statements, subject to year-end audit adjustments; and the other financial information of RRI included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of RRI and its subsidiaries and presents fairly, in all material respects, the information shown thereby. For the avoidance of doubt, financial statements for interim periods have been prepared in conformity with the GAAP requirements applicable to interim periods rather than the requirements applicable to annual financial statements.

(v)

No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Information, since the date of the most recent financial statements of RRI included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, (i) there has not been any change in the consolidated outstanding capital stock or long-term debt of RRI and its subsidiaries (except for any vesting or exercise of options, restricted stock units or other equity investments pursuant to equity incentive compensation or benefit plans existing on the date of this Agreement, and for the avoidance of doubt, any secondary trading of RRI’s capital stock or its and its subsidiaries’ long-term debt), or any dividend or distribution of any kind declared, set aside for payment, paid or made by RRI on any class of capital stock, or any material adverse change, or to RRI’s knowledge, any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, or results of operations of RRI and its subsidiaries taken as a whole; (ii) neither RRI nor any of its subsidiaries has (x) entered into any transaction or agreement not in the ordinary course of business (except for the Merger or Refinancing Transactions which are described in the Time of Sale Information) that is material to RRI and its subsidiaries taken as a whole or (y) incurred any liability or obligation, direct or contingent, that is material to RRI and its subsidiaries taken as a whole; and (iii) neither RRI nor any of its subsidiaries, taken as a whole, has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, that would have an RRI Material Adverse Effect (as defined herein).

(vi)	Organization and Good Standing. RRI and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, except, in the case of subsidiaries that are not RRI Significant Subsidiaries (as defined below), where the failure to be so duly organized, validly existing and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial management, financial condition or results of operations of RRI and its subsidiaries, taken as a whole (an “RRI Material Adverse Effect”). RRI and each of its subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so duly qualified, in good standing, or have such power or authority would not, individually or in the aggregate, have an RRI Material Adverse Effect. RRI has no subsidiaries other than the subsidiaries that are listed on Schedule 2A to this Agreement. In this Agreement, “RRI Significant Subsidiaries” shall mean the “significant subsidiaries” (as defined in Rule 405 under the Act) of RRI for the year ended December 31, 2009, which are listed on Schedule 2B hereto.

(vii)	Capitalization. RRI has an authorized capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum; and all the outstanding shares of capital stock or other equity interests of each subsidiary of RRI (A) have been duly and validly authorized and issued, are fully paid and non-assessable except, in the case of subsidiaries that are not RRI Significant Subsidiaries, as would not, individually or in the aggregate, have an RRI Material Adverse Effect and (B) are owned directly or indirectly by RRI, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim in the nature of a security interest of any third party, except, in each case, as otherwise described in each of the Time of Sale Information and the Offering Memorandum, including, without limitation, the liens, charges, encumbrances, security interests, restrictions on voting or transfer related to the June 2007 credit facilities, the 6.75% notes and the guarantees under the PEDFA Bonds, each as defined in the Preliminary Offering Memorandum, or related to RRI Energy Mid-Atlantic Power Holdings, LLC (“REMA”) leases.

(viii)	Due Authorization. RRI has full right, power and authority to execute and deliver this Agreement, the Exchange Securities, the Registration Rights Agreement, the Supplemental Indenture, the Escrow Agreement and the Agreement and Plan of Merger between Escrow Issuer and RRI (the “Escrow Merger Agreement”) (collectively, the “RRI Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the RRI Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(ix)

Supplemental Indenture. The Supplemental Indenture has been duly authorized by RRI and, at the date the Merger is consummated (the “Merger Closing Date”), will have been duly executed and delivered by RRI and, when duly executed and delivered in accordance with its terms by each of the parties thereto, the Securities Indenture, as supplemented by the Supplemental Indenture, will constitute a valid and legally binding agreement of RRI enforceable against RRI in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law (the “Enforceability Exceptions”), and on the Merger Closing Date, the Indenture will conform in all material respects to the applicable requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the applicable rules and regulations of the Commission relating to an indenture that is qualified thereunder.

(x)	Securities. Upon consummation of the Mergers (including the assumption by RRI of all of the obligations of Escrow Issuer under the Securities Indenture and the execution and delivery of the Supplemental Indenture) and, assuming that the Securities have been duly executed, issued and delivered by Escrow Issuer and authenticated by the Trustee as provided in the Securities Indenture and paid for as provided herein, the Securities will be valid and legally binding obligations of RRI, enforceable against RRI in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(xi)	Exchange Securities. On the Closing Date, the Exchange Securities will have been duly authorized by RRI and, when duly executed, authenticated, issued and delivered as contemplated by the Indenture and the Registration Rights Agreement, will constitute valid and legally binding obligations of RRI, as issuer, enforceable against RRI in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(xii)	Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by RRI. The Registration Rights Agreement has been duly authorized by RRI and, on the Closing Date, will be duly executed and delivered by RRI and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of RRI, enforceable against RRI in accordance with its terms, subject to the Enforceability Exceptions, and except as enforceability of indemnity and contribution provisions may be limited by applicable law or public policy.

(xiii)	Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by each of RRI and Merger Sub and the statements in each of the Time of Sale Information and the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Merger Agreement, fairly summarize such provisions in all material respects.

(xiv)	Credit Agreement. The Credit Agreement has been duly authorized and has been, or as of the Closing Date will be, executed and delivered by RRI and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of RRI, enforceable against RRI in accordance with its terms, subject to the Enforceability Exceptions.

(xv)	Other Transaction Documents. Each of the Escrow Agreement and the Escrow Merger Agreement have been duly authorized by RRI and, when duly executed and delivered in accordance with its terms by each of the other parties thereto and when the action of Mirant, as the sole stockholder of Escrow Issuer, is delivered to Escrow Issuer approving the Escrow Merger, will constitute a valid and legally binding agreement of RRI, enforceable against RRI in accordance with its terms, subject to the Enforceability Exceptions.

(xvi)	Descriptions of the RRI Transaction Documents. The statements contained in each of the Time of Sale Information and the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the RRI Transaction Documents (or in the case of the Exchange Securities, the Supplemental Indenture and the Escrow Merger Agreement, the specimen Exchange Securities or forms of agreements examined by RRI), fairly summarize such provisions in all material respects.

(xvii)	Description of the Credit Agreement. The statements contained in each of the Time of Sale Information and the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Credit Agreement, fairly summarize such provisions in all material respects.

(xviii)	No Violation or Default. Neither RRI nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which RRI or any of its subsidiaries is a party or by which RRI or any of its subsidiaries is bound or to which any of the property or assets of RRI or any of its subsidiaries is subject; or (iii) except as set forth in each of the Time of Sale Information and the Offering Memorandum, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clause (i) with respect to only those subsidiaries that are not RRI Significant Subsidiaries, and in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have an RRI Material Adverse Effect.

(xix)	No Conflicts. The execution, delivery and performance by RRI of the RRI Transaction Documents and compliance by RRI with the terms thereof and the consummation of the transactions contemplated by the RRI Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of RRI or any of any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which RRI or any of its subsidiaries is a party or by which RRI or any of its subsidiaries is bound or to which any of the property or assets of RRI or any of its subsidiaries is subject (other than any lien, charge or encumbrance created or imposed pursuant to the Escrow Agreement), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of RRI or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above or in the case of clause (ii) with respect to only those subsidiaries that are not RRI Significant Subsidiaries, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have an RRI Material Adverse Effect.

(xx)	No Consents Required. No consent, approval, authorization, notice, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by RRI of each of the RRI Transaction Documents and compliance by RRI with the terms thereof and the consummation of the transactions contemplated by the RRI Transaction Documents, except for such consents, approvals, authorizations, notices, orders, registrations or qualifications (i) relating to the Exchange Securities or relating to the shelf registration statement contemplated by the Registration Rights Agreement under the Securities Act and the Trust Indenture Act, (ii) as have been obtained or will be obtained prior to the Closing Date and will be in full force and effect or (iii) as may be required under applicable state securities or “blue sky” laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.

(xxi)	Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which RRI or any of its subsidiaries is a party or to which any property of RRI or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to RRI or any of its subsidiaries, would reasonably be expected to have an RRI Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the knowledge of RRI, contemplated by any governmental or regulatory authority or by others.

(xxii)	Independent Accountants. KPMG LLP, who has certified certain financial statements of RRI and its subsidiaries, is an independent registered public accounting firm with respect to RRI within the meaning of the Securities Act and the applicable rules and regulations adopted thereunder by the Commission and the rules and regulations of Public Company Accounting Oversight Board (United States).

(xxiii)	Title to Real and Personal Property. RRI and its subsidiaries have good and defeasible title, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of RRI and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title (other than Liens (as defined in the Credit Agreement) permitted under the Credit Agreement or Liens that will be released as of the Closing Date) except those that (i) do not materially interfere with the use made and proposed to be made of such property by RRI and its subsidiaries, taken as a whole, or (ii) would not, individually or in the aggregate, have an RRI Material Adverse Effect.

(xxiv)	Title to Intellectual Property. Except as would not have an RRI Material Adverse Effect, (a) RRI and its subsidiaries own or possess adequate rights to use all United States intellectual property, including, without limitation, all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names, trade dress and other source indicators (and the goodwill of the business symbolized thereby), copyrights, works of authorship in any media, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses as currently conducted; (b) to the knowledge of RRI, all Intellectual Property owned by RRI and its subsidiaries is valid, unexpired and enforceable; and (c) the conduct of the respective businesses of RRI and its subsidiaries as currently conducted do not infringe or otherwise violate any Intellectual Property rights of others, nor has RRI and its subsidiaries received any written notice of any claim of infringement or violation with any such rights of others.

(xxv)	No Undisclosed Relationships. No relationship, direct or indirect, exists between or among RRI or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of RRI or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(xxvi)	Investment Company Act. Neither RRI nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(xxvii)	Federal Power Act. Neither RRI nor any of its subsidiaries that is not a “public utility” as defined in the Federal Power Act is subject to any requirement of the Federal Power Act restricting its ability to incur Indebtedness (as such term is defined in the Indenture) or to execute or perform its obligations under the RRI Transaction Documents. Each subsidiary of RRI that is a “public utility” as defined in the Federal Power Act has received blanket authorization, which authorization is in effect, for the issuance of securities pursuant to Section 204 of the Federal Power Act.

(i)

Taxes. (i) Except as would not have an RRI Material Adverse Effect, RRI and its subsidiaries have filed all tax returns required to be filed through the date hereof and have accrued or paid all federal, state, local and foreign taxes shown as due and owing on such returns, and (ii) except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum or as would not have an RRI Material Adverse Effect, neither RRI, any of its subsidiaries, nor any of their respective properties or assets are, or could reasonably be expected to be, subject to any additional tax liabilities in excess of amounts shown in such documents.

(xxviii)	Licenses and Permits. RRI and its subsidiaries possess all licenses, certificates, permits and other approvals and authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have an RRI Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum or as will not have an RRI Material Adverse Effect, neither RRI nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(xxix)	No Labor Disputes. Except as described in each of the Time of Sale Information and the Offering Memorandum, no labor disturbance by or dispute with employees of RRI or any of its subsidiaries exists or, to the knowledge of RRI, is contemplated or threatened and RRI is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or any of its subsidiaries’ principal suppliers, contractors or customers, except as would not have an RRI Material Adverse Effect.

(xxx)	Compliance with Environmental Laws. (i) RRI and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to RRI or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have an RRI Material Adverse Effect; and (iii) except as described in each of the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or that are known to be contemplated, against RRI or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed and (y) RRI and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of RRI and its subsidiaries.

(xxxi)

Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which RRI or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Sections 412 or 430 of the Code or Section 302 of ERISA, no failure to satisfy the minimum funding standards as defined in Sections 412 or 430 of the Code, whether or not waived, has occurred or is reasonably expected to occur; and (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA), other than any reportable event with respect to which the PBGC has waived the 30-day notice requirement of Section 4043(a) of ERISA by regulation, has occurred or is reasonably expected to occur; except, in the case of each of the foregoing clauses (i) through (iv) above, as would not have an RRI Material Adverse Effect.

(xxxii)	Disclosure Controls. RRI maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by RRI in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to RRI’s management as appropriate to allow timely decisions regarding required disclosure. As of June 30, 2010, RRI’s management carried out an evaluation of the effectiveness of RRI’s disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and based on this evaluation has concluded that, as of June 30, 2010, RRI’s disclosure controls and procedures were effective.

(xxxiii)	Accounting Controls. RRI maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, RRI’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. RRI maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, RRI is not aware of any material weaknesses in RRI’s internal controls.

(xxxiv)	Insurance. RRI and its subsidiaries on a consolidated basis maintain with financially sound and reputable insurance companies (or through prudent self-insurance programs or prudent captive insurance arrangements) insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business to the extent available on commercially reasonable terms; and neither RRI nor any of its subsidiaries has any reason to believe that they will not be able to obtain the same or similar coverage at reasonable cost from similar insurers as may be necessary to continue their business.

(xxxv)	No Unlawful Payments. None of RRI, any of its subsidiaries nor, to the knowledge of RRI, any director, officer, agent, employee or other person associated with or acting on behalf of it or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”); or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xxxvi)	Compliance with Money Laundering Laws. The operations of RRI and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving RRI or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of RRI, threatened.

(xxxvii)	Compliance with OFAC. None of RRI, any of its subsidiaries or, to the knowledge of RRI, any director, officer, agent, employee or affiliate of RRI or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and RRI will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxviii)	Energy Regulatory Laws. (i) None of RRI nor any of its subsidiaries is subject to regulation under the laws of any state of the United States by any public service commission (or similar body responsible for the regulation of public utilities) with respect to securities issuances or requiring any notice, consent or approval by such body for the consummation of any transactions contemplated by the RRI Transaction Documents; and (ii) none of RRI or any of its subsidiaries is subject to regulation under the laws of any state of the United States with respect to rates for utility service.

(xxxix)	No Restrictions on Subsidiaries. Except as described in or contemplated by each of the Time of Sale Information and the Offering Memorandum, no subsidiary of RRI is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to RRI, from making any other distribution on such subsidiary’s capital stock to RRI, from repaying to RRI any loans or advances to such subsidiary from RRI.

(xl)	No Broker’s Fees. Except as described in the section entitled “Plan of distribution” in the Time of Sale Information and in the Offering Memorandum, neither RRI nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(xli)	Rule 144A Eligibility. On the Merger Closing Date, the Securities will not be of the same class, within the meaning of Rule 144A under the Securities Act, as securities issued by RRI listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(xlii)	No Integration. Neither RRI nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(xliii)

No General Solicitation or Directed Selling Efforts. Neither RRI nor any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(xliv)	No Stabilization. Neither RRI nor any of its affiliates has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(xlv)	Statistical and Market Data. Nothing has come to the attention of RRI that has caused RRI to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, insofar as it relates to RRI, is not based on or derived from sources that are reliable and accurate in all material respects.

(xlvi)	Sarbanes-Oxley Act. There is and has been no failure on the part of RRI or any of its directors or officers, in their capacities as such, to comply in all material respects with any presently applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xlvii)	Forward-Looking Statements. No facts have come to the attention of RRI that have caused RRI to believe that the forward-looking statements about the combined company included or incorporated by reference in the Time of Sale Information or the Offering Memorandum that were provided by RRI or jointly by RRI and Mirant have been made without a reasonable basis or based on assumptions RRI did not believe to be reasonable at the time made, it being understood that such forward-looking statements speak only as of the date on which they were made and are subject to the statements set forth in the Preliminary Offering Memorandum under the caption “Cautionary statement regarding forward-looking statements”.

(b) Mirant represents and warrants to each Initial Purchaser that:

(i)	Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as amended by the Supplements, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (A) the representations and warranties set forth in this paragraph 3(b)(i) are limited to statements or omissions based upon information relating to Mirant in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum and (B) Mirant makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to Escrow Issuer, RRI and Mirant in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(ii)

Additional Written Communications. Mirant (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by Mirant or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) a “Mirant Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Mirant Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (A) the representations and warranties set forth in this paragraph 3(b)(ii) are limited to statements or omissions based upon information relating to Mirant in each such Mirant Written Communication and (B) Mirant makes no representation and warranty with respect to any statements or omissions made in each such Mirant Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to Escrow Issuer, RRI and Mirant in writing by such Initial Purchaser through the Representative expressly for use in any Mirant Written Communication.

(iii)	Incorporated Documents. The documents of Mirant incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iv)	Financial Statements. The consolidated historical financial statements and the related notes thereto of Mirant and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly, in all material respects, the consolidated financial position of Mirant and its subsidiaries as of the dates indicated and the results of their respective operations and the changes in their respective cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby except, with respect to interim financial statements, subject to year-end audit adjustments; and the other financial information of Mirant included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of Mirant and its subsidiaries and presents fairly, in all material respects the information shown thereby. For the avoidance of doubt, financial statements for interim periods have been prepared in conformity with the GAAP requirements applicable to interim periods rather than the requirements applicable to annual financial statements.

(v)

No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Information, since the date of the most recent financial statements of Mirant included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any change in the consolidated outstanding capital stock or long-term debt of Mirant and its subsidiaries (except for any vesting or exercise of options, restricted stock units or other equity investments pursuant to equity incentive compensation or benefit plans existing on the date of this Agreement, and for the avoidance of doubt, any secondary trading of Mirant’s capital stock or its and its subsidiaries’ long-term debt), or any dividend or distribution of any kind declared, set aside for payment, paid or made by Mirant on any class of capital stock, or any material adverse change, or to Mirant’s knowledge, any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, or results of operations of Mirant and its subsidiaries taken as a whole; (ii) neither Mirant nor any of its subsidiaries has (x) entered into any transaction or agreement not in the ordinary course of business (except for the Merger or Refinancing Transactions which are described in the Time of Sale Information) that is material to Mirant and its subsidiaries taken as a whole or (y) incurred any liability or obligation, direct or contingent, that is material to Mirant and its subsidiaries taken as a whole; and (iii) neither Mirant nor any of its subsidiaries, taken as a whole, has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, that would have a Mirant Material Adverse Effect (as defined herein).

(vi)	Organization and Good Standing. Mirant and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, except in the case of subsidiaries that are not Mirant Significant Subsidiaries (as defined below), where the failure to be so duly organized, validly existing and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial management, financial condition or results of operations of Mirant and its subsidiaries, taken as a whole (a “Mirant Material Adverse Effect”). Mirant and each of its subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so duly qualified, in good standing, or have such power or authority would not, individually or in the aggregate, have a Mirant Material Adverse Effect. Mirant has no subsidiaries other than the subsidiaries that are listed on Schedule 3A to this Agreement. In this Agreement, “Mirant Significant Subsidiaries” shall mean the “significant subsidiaries” (as defined in Rule 405 under the Act) of Mirant for the year ended December 31, 2009, which are listed on Schedule 3B hereto.

(vii)	Capitalization. All the outstanding shares of capital stock or other equity interests of each subsidiary of Mirant (A) have been duly and validly authorized and issued, are fully paid and non-assessable except, in the case of subsidiaries that are not Mirant Significant Subsidiaries, as would not, individually or in the aggregate, have a Mirant Adverse Effect and (B) are owned directly or indirectly by Mirant, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim in the nature of a security interest of any third party, except, in each case, as otherwise described in each of the Time of Sale Information and the Offering Memorandum, including, without limitation, the liens, charges, encumbrances, security interests, restrictions on voting or transfer of any third party related to the MNA senior secured credit facilities, as defined in the Preliminary Offering Memorandum, or related to the Mirant Mid-Atlantic, LLC leveraged leases, the MNA senior secured credit facilities and any project financing for the Mirant Marsh Landing LLC generating facility.

(viii)	Due Authorization. Mirant has full right, power and authority to execute and deliver this Agreement and the Escrow Agreement (together, the “Mirant Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Mirant Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(ix)	Purchase Agreement. This Agreement has been duly authorized, executed and delivered by Mirant.

(x)	Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by Mirant and the statements in each of the Time of Sale Information and the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Merger Agreement, fairly summarize such provisions in all material respects.

(xi)	Other Transaction Documents. The Escrow Agreement will have been duly authorized by Mirant and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of Mirant, enforceable against Mirant in accordance with its terms, subject to the Enforceability Exceptions.

(xii)	Descriptions of the Mirant Transaction Documents. The statements contained in each of the Time of Sale Information and the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Mirant Transaction Documents, fairly summarize such provisions in all material respects.

(xiii)	No Violation or Default. Neither Mirant nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Mirant or any of its subsidiaries is a party or by which Mirant or any of its subsidiaries is bound or to which any of the property or assets of Mirant or any of its subsidiaries is subject; or (iii) except as set forth in each of the Time of Sale Information and the Offering Memorandum, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clause (i) with respect to only those subsidiaries that are not Mirant Significant Subsidiaries, and in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Mirant Material Adverse Effect.

(xiv)	No Conflicts. The execution, delivery and performance by Mirant of each of the Mirant Transaction Documents and compliance by Mirant with the terms thereof and the consummation of the transactions contemplated by the Mirant Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Mirant or any of any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Mirant or any of its subsidiaries is a party or by which Mirant or any of its subsidiaries is bound or to which any of the property or assets of Mirant or any of its subsidiaries is subject (other than any lien, charge or encumbrance created or imposed pursuant to the Escrow Agreement), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of Mirant or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above or in the case of clause (ii) with respect to only those subsidiaries that are not Mirant Significant Subsidiaries, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Mirant Material Adverse Effect.

(xv)	No Consents Required. No consent, approval, authorization, notice, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by Mirant of each of the Mirant Transaction Documents and compliance by Mirant with the terms thereof and the consummation of the transactions contemplated by the Mirant Transaction Documents, except for such consents, approvals, authorizations, notices, orders, registrations or qualifications (i) relating to the Exchange Securities or relating to the shelf registration statement contemplated by the Registration Rights Agreement under the Securities Act and the Trust Indenture Act, (ii) as have been obtained or will be obtained prior to the Closing Date and will be in full force and effect or (iii) as may be required under applicable state securities or “blue sky” laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.

(xvi)	Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which Mirant or any of its subsidiaries (other than Escrow Issuer) is a party or to which any property of Mirant or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to Mirant or any of its subsidiaries, would reasonably be expected to have a Mirant Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the knowledge of Mirant, contemplated by any governmental or regulatory authority or by others.

(xvii)	Independent Accountants. KPMG LLP, who has certified certain financial statements of Mirant and its subsidiaries, is an independent registered public accounting firm with respect to Mirant within the meaning of the Securities Act and the applicable rules and regulations adopted thereunder by the Commission and the rules and regulations of Public Company Accounting Oversight Board (United States).

(xviii)	Title to Real and Personal Property. Mirant and its subsidiaries (other than Escrow Issuer) have good and defeasible title, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of Mirant and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title (other than Liens (as defined in the Credit Agreement) permitted under the Credit Agreement or Liens that will be released as of the Closing Date) except those that (i) do not materially interfere with the use made and proposed to be made of such property by Mirant and its subsidiaries, taken as a whole, or (ii) would not, individually or in the aggregate, have a Mirant Material Adverse Effect.

(xix)	Title to Intellectual Property. Except as would not have an Mirant Material Adverse Effect, (a) Mirant and its subsidiaries own or possess adequate rights to use all Intellectual Property necessary for the conduct of their respective businesses as currently conducted; (b) to the knowledge of Mirant, all Intellectual Property owned by Mirant and its subsidiaries is valid, unexpired and enforceable; and (c) the conduct of the respective businesses of Mirant and its subsidiaries as currently conducted do not infringe or otherwise violate any Intellectual Property rights of others, nor has Mirant and its subsidiaries received any written notice of any claim of infringement or violation with any such rights of others.

(xx)	No Undisclosed Relationships. No relationship, direct or indirect, exists between or among Mirant or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of Mirant or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(xxi)	Federal Power Act. Neither Mirant nor any of its subsidiaries that is not a “public utility” as defined in the Federal Power Act is subject to any requirement of the Federal Power Act restricting its ability to incur Indebtedness (as such term is defined in the Indenture) or to execute or perform its obligations under the Mirant Transaction Documents. Each subsidiary of Mirant that is a “public utility” as defined in the Federal Power Act has received blanket authorization, which authorization is in effect, for the issuance of securities pursuant to Section 204 of the Federal Power Act.

(xxii)	Taxes. (i) Except as would not have a Mirant Material Adverse Effect, Mirant and its subsidiaries (other than Escrow Issuer) have filed all tax returns required to be filed through the date hereof and have accrued or paid all federal, state, local and foreign taxes shown as due and owing on such returns, and (ii) except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum or as would not have a Mirant Material Adverse Effect, neither Mirant, any of its subsidiaries, nor any of their respective properties or assets are, or could reasonably be expected to be, subject to any additional tax liabilities in excess of amounts shown in such documents.

(xxiii)

Licenses and Permits. Mirant and its subsidiaries (other than Escrow Issuer) possess all licenses, certificates, permits and other approvals and authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of its respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Mirant Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum or as will not have a Mirant Material Adverse Effect, neither Mirant nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(xxiv)	No Labor Disputes. Except as described in each of the Time of Sale Information and the Offering Memorandum, no labor disturbance by or dispute with employees of Mirant or any of its subsidiaries (other than Escrow Issuer) exists or, to the knowledge of Mirant, is contemplated or threatened and Mirant is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or any of its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Mirant Material Adverse Effect.

(xxv)	Compliance with Environmental Laws. (i) Mirant and its subsidiaries (other than Escrow Issuer) (x) are in compliance with Environmental Laws, (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to Mirant or its subsidiaries (other than Escrow Issuer), except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Mirant Material Adverse Effect; and (iii) except as described in each of the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or that are known to be contemplated, against Mirant or any of its subsidiaries (other than Escrow Issuer) under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed and (y) Mirant and its subsidiaries (other than Escrow Issuer) are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of Mirant and its subsidiaries (other than Escrow Issuer).

(xxvi)	Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of ERISA, for which Mirant or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Sections 414(b), (c), (m) or (o) of the Code) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Sections 412 or 430 of the Code or Section 302 of ERISA, no failure to satisfy the minimum funding standards as defined in Sections 412 or 430 of the Code, whether or not waived, has occurred or is reasonably expected to occur; and (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA), other than any reportable event with respect to which the PBGC has waived the 30-day notice requirement of Section 4043(a) of ERISA by regulation, has occurred or is reasonably expected to occur; except, in the case of each of the foregoing clauses (i) through (iv) above, as would not have a Mirant Material Adverse Effect.

(xxvii)

Disclosure Controls. Mirant maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by Mirant in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to Mirant’s management as appropriate to allow timely decisions regarding required disclosure. As required by Exchange Act Rule 13a-15(b), Mirant’s management, including Mirant’s Chief Executive Officer and Mirant’s Chief Financial Officer, conducted an assessment of the effectiveness of the design and operation of Mirant’s disclosure controls and procedures (as defined by Rules 13a-15(e) and 15d-15(e) under the Exchange Act), as of June 30, 2010. Based upon this assessment, Mirant’s management concluded that, as of June 30, 2010, the design and operation of these disclosure controls and procedures were effective.

(xxviii)	Accounting Controls. Mirant maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, Mirant’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Mirant maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, Mirant is not aware of any material weaknesses in Mirant’s internal controls.

(xxix)	Insurance. Mirant and its subsidiaries (other than Escrow Issuer) on a consolidated basis maintain with financially sound and reputable insurance companies (or through prudent self-insurance programs or prudent captive insurance arrangements) insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business to the extent available on commercially reasonable terms; and neither Mirant nor any of its subsidiaries has any reason to believe that they will not be able to obtain the same or similar coverage at reasonable cost from similar insurers as may be necessary to continue their business.

(xxx)	No Unlawful Payments. None of Mirant nor any of its subsidiaries nor, to the knowledge of Mirant, any director, officer, agent, employee or other person associated with or acting on behalf of it or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xxxi)	Compliance with Money Laundering Laws. The operations of Mirant and its subsidiaries are and have been conducted at all times in compliance with Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Mirant or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of Mirant, threatened.

(xxxii)	Compliance with OFAC. None of Mirant, any of its subsidiaries or, to the knowledge of Mirant, any director, officer, agent, employee or affiliate of RRI or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and Mirant will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxiii)	Energy Regulatory Laws. (i) None of Mirant or any of its subsidiaries is subject to regulation under the laws of any state of the United States by any public service commission (or similar body responsible for the regulation of public utilities) (x) with respect to securities issuances (other than such subsidiaries that may be subject to the jurisdiction of the New York State Public Service Commission) or (y) requiring any notice, consent or approval by such body for the consummation of any transactions contemplated by the Mirant Transaction Documents; and (ii) none of Mirant or any of its subsidiaries is subject to regulation under the laws of any state of the United States with respect to rates for utility service.

(xxxiv)	No Restrictions on Subsidiaries. Except as described in or contemplated by each of the Time of Sale Information and the Offering Memorandum, no subsidiary of Mirant is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to Mirant, from making any other distribution on such subsidiary’s capital stock to Mirant, from repaying to Mirant any loans or advances to such subsidiary from Mirant.

(xxxv)	No Broker’s Fees. Except as described in the section entitled “Plan of distribution” in the Time of Sale Information and in the Offering Memorandum, neither Mirant nor any of its subsidiaries (other than Escrow Issuer) is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(xxxvi)	No Integration. Neither Mirant nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(xxxvii)	No General Solicitation or Directed Selling Efforts. Neither Mirant nor any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S, and all such persons have complied with the offering restrictions requirement of Regulation S.

(xxxviii)	No Stabilization. Neither Mirant nor any of its affiliates has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(xxxix)	Statistical and Market Data. Nothing has come to the attention of Mirant that has caused Mirant to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum insofar as it relates to Mirant is not based on or derived from sources that are reliable and accurate in all material respects.

(xl)	Sarbanes-Oxley Act. There is and has been no failure on the part of Mirant or any of its directors or officers, in their capacities as such, to comply in all material respects with any presently applicable provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xli)

Forward-Looking Statements. No facts have come to the attention of Mirant that have caused Mirant to believe that the forward-looking statements about the combined company included or incorporated by reference in the Time of Sale Information or the Offering Memorandum that were provided by Mirant or jointly by RRI and Mirant have been made without a reasonable basis or based on assumptions Mirant did not believe to be reasonable at the time made, it being understood that such forward-looking statements speak only as of the date on which they were made and are subject to the statements set forth in the Preliminary Offering Memorandum under the caption “Cautionary statement regarding forward-looking statements”.

(c) Escrow Issuer represents and warrants to each Initial Purchaser that:

(i)	Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as amended by the Supplements, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (A) the representations and warranties set forth in this paragraph 3(c)(i) are limited to statements or omissions based upon information relating to Escrow Issuer and GenOn in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum and (B) Escrow Issuer makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to Escrow Issuer, RRI and Mirant in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(ii)	Additional Written Communications. Escrow Issuer (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by Escrow Issuer or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Escrow Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Escrow Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, insofar as they relate to Escrow Issuer or to GenOn, in the light of the circumstances under which they were made, not misleading; provided that (A) the representations and warranties set forth in this paragraph 3(c)(ii) are limited to statements or omissions based upon information relating to Escrow Issuer and GenOn in each such Escrow Written Communication and (B) Escrow Issuer makes no representation and warranty with respect to any statements or omissions made in each such Escrow Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to Escrow Issuer, RRI and Mirant in writing by such Initial Purchaser through the Representative expressly for use in any Escrow Written Communication.

(iii)	Financial Statements. The pro forma financial statements and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission, except that Rule 11-02 of Regulation S-X does not provide for presentation of periods covering the latest twelve months, the comparable six-month period of the preceding year, or pro forma “EBITDA” or capital expenditures, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Time of Sale Information and the Offering Memorandum.

(iv)	No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Information, since the date of the most recent financial statements of RRI and Mirant included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any material adverse change, or to Escrow Issuer’s knowledge, any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of Escrow Issuer or of GenOn and its subsidiaries taken as a whole; (ii) Escrow Issuer has not entered into any transaction or agreement that is material to Escrow Issuer or to GenOn and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to Escrow Issuer or to GenOn and its subsidiaries taken as a whole; and (iii) neither Escrow Issuer nor GenOn and its subsidiaries taken as a whole, has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, that would have an Escrow Issuer Material Adverse Effect (as defined herein).

(v)	Organization and Good Standing. Escrow Issuer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified to do business and is, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial condition or results of operations of Escrow Issuer or on the performance by Escrow Issuer of its obligations under the Securities (an “Escrow Issuer Material Adverse Effect”). Escrow Issuer is a newly formed wholly-owned subsidiary of Mirant created solely to issue the notes and has not carried on any other business other than that related to issuing the notes and performing its obligations under each of the Escrow Issuer Transaction Documents (as defined below). Escrow Issuer does not have any subsidiaries.

(vi)	Capitalization. Assuming the consummation of the Refinancing Transactions on the terms described therein, GenOn will have, as of June 30, 2010, the pro forma capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”.

(vii)	Due Authorization. Escrow Issuer has full right, power and authority to execute and deliver this Agreement, the Securities, the Securities Indenture, the Supplemental Indenture, the Escrow Agreement and the Escrow Merger Agreement (collectively, the “Escrow Issuer Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Escrow Issuer Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(viii)	Securities Indenture. The Securities Indenture has been duly authorized by Escrow Issuer and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of Escrow Issuer enforceable against Escrow Issuer in accordance with its terms, subject to the Enforceability Exceptions; and on the Closing Date, the Securities Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(ix)	Supplemental Indenture. The Supplemental Indenture has been duly authorized by Escrow Issuer and, at the Merger Closing Date, will have been duly executed and delivered by Escrow Issuer and, when duly executed and delivered in accordance with its terms by each of the parties thereto, the Securities Indenture, as supplemented by the Supplemental Indenture, will constitute a valid and legally binding agreement of Escrow Issuer enforceable against Escrow Issuer in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.

(x)	Securities. The Securities have been duly authorized by Escrow Issuer and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of Escrow Issuer enforceable against Escrow Issuer in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(xi)	Escrow Agreement. The Escrow Agreement has been duly authorized by Escrow Issuer, and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of Escrow Issuer enforceable against Escrow Issuer in accordance with its terms, subject to the Enforceability Exceptions.

(xii)	Purchase Agreement. This Agreement has been duly authorized, executed and delivered by Escrow Issuer.

(xiii)	Other Transaction Documents. The Escrow Merger Agreement has been duly authorized by Escrow Issuer and, when duly executed and delivered in accordance with its terms by each of the parties thereto and approved by the sole stockholder of Escrow Issuer, will constitute a valid and legally binding agreement of Escrow Issuer, enforceable against Escrow Issuer in accordance with its terms, subject to the Enforceability Exceptions.

(xiv)	Ownership of Escrow Property; Escrow Agreement. On the Closing Date, Escrow Issuer will own, have rights in, and have the power and authority to collectively assign rights in, the Escrow Property (as defined in the Escrow Agreement), free and clear of any liens, to the Escrow Agent. (A) It is understood that the parties to the Escrow Agreement intend to create a true escrow, with Escrow Issuer having no ownership of, or rights in, the Escrow Account and the Escrowed Funds other than the limited contractual right to receive the Special Redemption Price (as defined in the Offering Memorandum) and (B)(1) in the event that the Escrow and Security Agreement does not, as intended by such parties, create a true escrow, (2) the Escrow Agreement is characterized as an arrangement for security (and not a true escrow), and (3) Escrow Issuer is determined to have any interest in the Escrow Account or the Escrowed Funds, upon the execution and delivery of the Escrow Agreement by all parties thereto and the filing of a financing statement naming Escrow Issuer as debtor and the Trustee as secured party that describes the Escrow Property in the Secretary of State of the State of Delaware, the Trustee will have a first-priority (except for any ordinary course liens of bank on customer accounts under account documentation) perfected security interest in Escrow Issuer’s rights to the Escrow Property prior to any other security interest created by Escrow Issuer under the U.C.C.

(xv)	Descriptions of the Escrow Issuer Transaction Documents. The description of each Escrow Issuer Transaction Document contained in each of the Time of Sale Information and the Offering Memorandum conforms (or in the case of the Escrow Merger Agreement, will conform upon due execution of the underlying document) to the underlying Escrow Issuer Transaction Document in all material respects.

(xvi)	No Violation or Default. Escrow Issuer is not (i) in violation of its charter or by-laws; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Escrow Issuer is a party or by which Escrow Issuer is bound or to which any of the property or assets of Escrow Issuer is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have an Escrow Issuer Material Adverse Effect.

(xvii)	No Conflicts. The execution, delivery and performance by Escrow Issuer of each of the Escrow Issuer Transaction Documents, the issuance and sale of the Securities and compliance by Escrow Issuer with the terms thereof and the consummation of the transactions contemplated by the Escrow Issuer Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Escrow Issuer, pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Escrow Issuer is a party or by which Escrow Issuer is bound or to which any of the property or assets of Escrow Issuer are subject (other than any lien, charge or encumbrance created or imposed pursuant to the Escrow Agreement), (ii) result in any violation of the provisions of the charter or by-laws of Escrow Issuer or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have an Escrow Issuer Material Adverse Effect.

(xviii)	No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by Escrow Issuer of each of the Escrow Issuer Transaction Documents, the issuance and sale of the Securities and compliance by Escrow Issuer with the terms thereof and the consummation of the transactions contemplated by the Escrow Issuer Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) relating to the perfection of security interests purported to be granted in the Escrow Property pursuant to the Escrow Agreement, in the event that the Escrow Agreement does not, as intended by the parties thereto, create a true escrow, (ii) as have been obtained or will be obtained prior to the Closing Date and will be in full force and effect or (iii) as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.

(xix)	GenOn Solvency. On and immediately after the Merger Closing Date, GenOn (after giving effect to the Mergers, including GenOn’s assumption of Escrow Issuer’s obligations under the Securities, and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of GenOn and its subsidiaries is not less than the total amount required to pay the liabilities of GenOn and its subsidiaries on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) GenOn and its subsidiaries are able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum and the borrowings under the Credit Facility, if any, neither GenOn nor any its subsidiaries is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) neither GenOn nor any of its subsidiaries is engaged in any business or transaction, nor propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which GenOn and its subsidiaries are engaged; and (v) neither GenOn nor any of its subsidiaries is not a defendant in any civil action that would result in a judgment that either GenOn or any of its subsidiaries is or would become unable to satisfy.

(xx)

Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which Escrow Issuer is a party or to which any property of Escrow Issuer is the subject that, individually or in the aggregate, if determined adversely to Escrow Issuer, would reasonably be expected to have an Escrow Issuer Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the knowledge of Escrow Issuer, contemplated by any governmental or regulatory authority or by others.

(xxi)	Investment Company Act. Escrow Issuer is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(xxii)	Federal Power Act. Escrow Issuer is not a “public utility” as defined in the Federal Power Act and is not is subject to any requirement of the Federal Power Act restricting their ability to incur Indebtedness (as such term is defined in the Indenture) or execute or perform their obligations under any of the Escrow Issuer Transaction Documents.

(xxiii)	Compliance with OFAC. None of Escrow Issuer or, to the knowledge of Escrow Issuer, any director, officer, agent, employee or affiliate of Escrow Issuer is currently subject to any U.S. sanctions administered by OFAC; and Escrow Issuer will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxiv)	Energy Regulatory Laws. (i) Escrow Issuer is not subject to regulation under the laws of any state of the United States by any public service commission (or similar body responsible for the regulation of public utilities) with respect to securities issuances or requiring any notice, consent or approval by such body for the consummation of any transactions contemplated by the Escrow Issuer Transaction Documents; and (ii) Escrow Issuer is not subject to regulation under the laws of any state of the United States with respect to rates for utility service.

(xxv)	No Broker’s Fees. Except as described in the section entitled “Plan of distribution” in the Time of Sale Information and in the Offering Memorandum, Escrow Issuer is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(xxvi)	Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class, within the meaning of Rule 144A under the Securities Act, as securities of Escrow Issuer listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of the Closing Date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(xxvii)	No Integration. Neither Escrow Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(xxviii)

No General Solicitation or Directed Selling Efforts. Neither Escrow Issuer nor any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S, and all such persons have complied with the offering restrictions requirement of Regulation S.

(xxix)	Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(xxx)	No Stabilization. Escrow Issuer has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(xxxi)	Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by Escrow Issuer as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(xxxii)	Statistical and Market Data. Nothing has come to the attention of Escrow Issuer that has caused Escrow Issuer to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum insofar as it relates to Escrow Issuer or GenOn is not based on or derived from sources that are reliable and accurate in all material respects.

(xxxiii)	Forward-Looking Statements. The forward-looking statements about the combined company included or incorporated by reference in the Time of Sale Information and the Offering Memorandum have been made in good faith and based on assumptions believed to be reasonable at the time made, it being understood that such forward-looking statements speak only as of the date on which they were made and are subject to the statements set forth in the Preliminary Offering Memorandum under the caption “Cautionary statement regarding forward-looking statements”.

4. Further Agreements of Escrow Issuer, RRI and Mirant. The covenants and agreements set forth in this Section 4 by (i) Escrow Issuer are limited to the covenants and agreements relating specifically to Escrow Issuer, (ii) RRI are limited to the covenants and agreements relating specifically to RRI and (iii) Mirant are limited to the covenants and agreements relating specifically to Mirant; provided, however, that Mirant covenants and agrees also to cause its subsidiary, Escrow Issuer, to perform all covenants and agreements of Escrow Issuer in this Section 4. Each of Escrow Issuer, RRI and Mirant, severally and not jointly, covenants and agrees with each Initial Purchaser that:

(a) Delivery of Copies. Each of Escrow Issuer, RRI and Mirant will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Escrow Written Communication, RRI Written Communication, Mirant Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or with respect to Current Reports on Form 8-K, if deemed appropriate in the good faith judgment of RRI or Mirant, as the case may be, filing with the Commission any document that will be incorporated by reference therein, Escrow Issuer, RRI and/or Mirant as applicable, will provide to the Representative and counsel for the Initial Purchasers will be provided a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and each of Escrow Issuer, RRI and Mirant will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any RRI Written Communication, Mirant Written Communication or Escrow Written Communications, each of Escrow Issuer, RRI and Mirant will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d) Notice to the Representative. Each of Escrow Issuer, RRI and Mirant will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any RRI Written Communication, any Mirant Written Communication, any Escrow Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; and (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any RRI Written Communication, any Mirant Written Communication, any Escrow Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, RRI Written Communication, Mirant Written Communication, Escrow Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by Escrow Issuer, RRI or Mirant of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and Escrow Issuer, RRI and Mirant will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any RRI Written Communication, Mirant Written Communication, Escrow Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with applicable law, each of Escrow Issuer, RRI and Mirant will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with applicable law.

(f) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, each of Escrow Issuer, RRI and Mirant will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with applicable law.

(g) Blue Sky Compliance. Escrow Issuer will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that Escrow Issuer shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market. During the period from the date hereof through and including the date that is 60 days after the date hereof, none of Escrow Issuer, RRI or Mirant will and will not permit their respective subsidiaries (except for Mirant Marsh Landing, LLC), without the prior written consent of the Representative, to offer, sell, contract to sell or otherwise dispose of in any transaction required to be registered under the Securities Act or pursuant to Rule 144A any debt securities (for the avoidance of doubt, excluding the Credit Facility) issued or guaranteed by Escrow Issuer, RRI or Mirant or any of their respective subsidiaries and having a term of more than one year provided, however, that the foregoing restriction shall not apply to the issuance of letters of credit or any other refinancing transaction described in the Preliminary Offering Memorandum.

(i) Use of Proceeds. Escrow Issuer and RRI, as applicable, will apply the net proceeds from the sale of the Securities released to Escrow Issuer, from the Escrow Account in the manner described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of Escrow Issuer and RRI, as applicable, will, during any period in which Escrow Issuer or RRI is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) DTC. Escrow Issuer will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l) No Resales. None of Escrow Issuer, RRI or Mirant, will, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by Escrow Issuer, RRI, Mirant or any of their respective affiliates and resold in a transaction registered under the Securities Act.

(m) No Integration. None of Escrow Issuer, RRI, Mirant or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n) No General Solicitation or Directed Selling Efforts. None of Escrow Issuer, RRI, Mirant, or any of their respective affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization. None of Escrow Issuer, RRI or Mirant will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p) Escrow Security Interest Perfection. The parties to the Escrow Agreement intend to create a true escrow, with Escrow Issuer having no ownership of, or rights in, the Escrow Account and all the assets therein other than the limited contractual right to receive the Special Redemption Price (as defined in the Escrow Agreement). In the event that the Escrow Agreement does not, as intended by the parties, create a true escrow, and Escrow Issuer is determined to have any interest in the Escrow Account or the assets therein, each of Escrow Issuer, RRI and Mirant will (i) complete or deliver to the Escrow Agent on the Closing Date all filings and take all other similar actions required by it in connection with the perfection of the security interests to be granted in the Escrow Property under the Escrow Agreement as and only to the extent required by the Escrow Agreement and the Indenture and (ii) take all actions to maintain such security interests and to perfect such security interests in any Escrow Property, in each case as and only to the extent required by the Escrow Agreement and the Indenture.

(q) Escrow Merger Agreement. Unless the Special Mandatory Redemption Payment is made, each of Escrow Issuer and RRI will execute and deliver the Escrow Merger Agreement and Mirant will approve the Escrow Merger Agreement as sole stockholder of Escrow Issuer prior to the Merger Closing Date.

5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by each of Escrow Issuer, RRI and Mirant in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by Escrow Issuer, RRI and Mirant of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of each of Escrow Issuer, RRI and Mirant contained herein shall be true and correct on the date hereof and on the Closing Date; and the statements of Escrow Issuer, RRI, Mirant and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on the Closing Date.

(b) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by Escrow Issuer, RRI, Mirant or any of their respective subsidiaries (except relating to securities that are being discharged or defeased) by any nationally recognized statistical rating organization; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by Escrow Issuer, RRI, Mirant or any of their respective subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c) No Termination of Merger Agreement. Neither RRI, on the one hand, nor Mirant, on the other hand, shall have terminated the Merger Agreement or delivered a written notice to the other party stating their intent to terminate the Merger Agreement.

(d) No Material Adverse Change. No event or condition of a type described in Sections 3(a)(v), 3(b)(v) or 3(c)(iv) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(e) Officers’ Certificates. A. The Representative shall have received on the Closing Date a certificate of the Chief Financial Officer and the Treasurer or such other officer of RRI as is reasonably satisfactory to the Representative (i) confirming that such officers have carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officers, the representations set forth in Sections 3(a)(i) and 3(a)(ii) hereof are true and correct, (ii) confirming that the other representations and warranties of RRI in this Agreement are true and correct and that RRI has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement (x) no downgrading has occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by RRI or any of its subsidiaries (except relating to securities that are being discharged or defeased) by any nationally recognized statistical rating organization; and (y) no such organization has publicly announced that it has under surveillance or review, or has changed its outlook with respect to its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by RRI or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

B. The Representative shall have received on the Closing Date a management letter of the Chief Financial Officer of RRI with respect to the numbers on the pages of the Preliminary Offering Memorandum attached thereto to the effect set forth in Annex E hereto.

C. The Representative shall have received on the Closing Date a certificate of the Chief Financial Officer and the Treasurer or such other officer of Mirant as is reasonably satisfactory to the Representative (i) confirming that such officers have carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officers, the representations set forth in Sections 3(b)(i) and 3(b)(ii) hereof are true and correct, (ii) confirming that the other representations and warranties of Mirant in this Agreement are true and correct and that Mirant has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement (x) no downgrading has occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by Mirant or any of its subsidiaries (except relating to securities that are being discharged or defeased) by any nationally recognized statistical rating organization; and (y) no such organization has publicly announced that it has under surveillance or review, or has changed its outlook with respect to its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by Mirant or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

D. The Representative shall have received on the Closing Date a certificate of the Chief Financial Officer, Treasurer or such other officer of Escrow Issuer as is reasonably satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(c)(i) and 3(c)(ii) hereof are true and correct, (ii) confirming that the other representations and warranties of Escrow Issuer and GenOn in this Agreement are true and correct and that Escrow Issuer has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement (x) no downgrading has occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by Escrow Issuer by any nationally recognized statistical rating organization; and (y) no such organization has publicly announced that it has under surveillance or review, or has changed its outlook with respect to its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by Escrow Issuer (other than an announcement with positive implications of a possible upgrading).

(f) Comfort Letters. A. On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to the Representative, at the request of RRI, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

B. On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to the Representative, at the request of Mirant, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g) Opinions and Letter for Escrow Issuer, RRI and Mirant. Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Escrow Issuer, RRI and Mirant, shall have furnished to the Representative, at the request of Escrow Issuer, RRI and Mirant, its written opinion, negative assurance letter, tax opinion and UCC opinion dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D-1, 2, 3 and 4 hereto.

(h) Opinion and Letter for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(j) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of Escrow Issuer, RRI, each RRI Significant Subsidiary, Mirant and each Mirant Significant Subsidiary in their respective jurisdictions of organization and, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k) Escrow Agreement, Escrow Deposit and Perfection of Security Interests. The Initial Purchasers shall have received a counterpart of the Escrow Agreement in form and substance reasonably satisfactory to the Representative, which Escrow Agreement shall have been duly executed and delivered by a duly authorized officer of Escrow Issuer. The Initial Purchasers shall have received evidence that the Escrow Account has been established and the Additional Escrow Amount shall have been deposited or on the Closing Date will be concurrently deposited into the Escrow Account. To the extent Escrow Issuer is determined to have any interest in the Escrow Account or the assets therein and only to the extent required by the Escrow Agreement and the Indenture, the actions to perfect such security interests in any Escrow Property shall have been taken.

(l) Registration Rights Agreement. The Initial Purchasers shall have received a conformed counterpart of the Registration Rights Agreement in form and substance reasonably satisfactory to the Representative, which

Registration Rights Agreement shall have been duly executed and delivered by a duly authorized officer of RRI and which shall provide that such Registration Rights Agreement shall become effective on the Merger Closing Date.

(m) The Securities Indenture and Securities. The Securities Indenture shall have been duly executed and delivered by a duly authorized officer of each of Escrow Issuer and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of Escrow Issuer and duly authenticated by the Trustee.

(n) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(o) Additional Documents. At or prior to the Closing Date, Escrow Issuer, RRI and Mirant shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. Escrow Issuer agrees (it being understood that, after the Mergers, GenOn will assume all of the obligations of Escrow Issuer) to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Initial Purchaser Indemnified Person”), from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) (collectively, the “Losses”), that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Escrow Written Communication, RRI Written Communication, Mirant Written Communication or the Offering Memorandum (or any amendment or supplement thereto) (collectively, the “Indemnification Documents”) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to Escrow Issuer, RRI and Mirant in writing by such Initial Purchaser through the Representative expressly for use therein; provided, however, that, if, prior to the closing of the Merger, (i) any Losses arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission in any information relating solely to RRI (in the good faith determination of the Representative (after consultation with outside counsel to the Representative) in the absence of any final judgment of a court) contained in or omitted from, or allegedly contained in or omitted from, the Indemnification Documents, then, at the option of the Representative, RRI (in lieu of Escrow Issuer) agrees to provide the indemnification provided in this Section 7(a) only to the extent of such Losses, (ii) any Losses arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission in any information relating solely to Mirant (in the good faith determination of the Representative (after consultation with outside counsel to the Representative) in the absence of any final judgment of a court) contained in or omitted from, or allegedly contained in or omitted from, the Indemnification Documents, then, at the option of the Representative, Mirant (in lieu of Escrow Issuer) agrees to provide the indemnification provided in this Section 7(a) only to the extent of such Losses, or (iii) (x) any Losses arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission in any information relating neither solely to RRI nor solely to Mirant and (y) Escrow Issuer’s indemnification under this Section 7(a) is insufficient in respect of such Losses, then RRI agrees to provide indemnification of 50% of the remaining balance of such Losses and Mirant agrees to provide indemnification of the other 50% of such balance

(it being understood that the indemnification is this clause (iii) is not joint and several and RRI shall have no liability for Mirant’s failure to fully indemnify under this clause (iii) and Mirant shall have no liability for RRI’s failure to fully indemnify under this clause (iii)).

(b) Indemnification of Escrow Issuer, RRI and Mirant. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless Escrow Issuer, RRI, Mirant, each of their respective directors and officers and each person, if any, who controls Escrow Issuer, RRI or Mirant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any Losses that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to Escrow Issuer, RRI and Mirant in writing by such Initial Purchaser through the Representative expressly for use in the Indemnification Documents, it being understood and agreed that the only such information consists of the following: the third paragraph, the fourth and fifth sentences of the seventh paragraph, and the eighth paragraph, in each case, found under the heading “Plan of distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand (collectively, a “proceeding”) shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for Escrow Issuer, RRI and/or Mirant, as applicable, their respective directors and officers and any control persons of Escrow Issuer, RRI and/or Mirant, as applicable, shall be designated in writing by Escrow Issuer, RRI and/or Mirant, as applicable, before the closing of the Merger and by GenOn after the closing of the Merger. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given the Indemnifying Party at least 45 days’ prior notice of its intention to settle. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by Escrow Issuer, RRI and Mirant on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of Escrow Issuer, RRI and Mirant on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by Escrow Issuer, RRI and Mirant on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by Escrow Issuer and/or RRI from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of Escrow Issuer, RRI and Mirant on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Escrow Issuer, RRI and Mirant or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. Escrow Issuer, RRI, Mirant and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to Escrow Issuer, RRI and Mirant if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by any of Escrow Issuer, RRI or Mirant or their respective subsidiaries shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to RRI and Mirant on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then RRI and Mirant shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or RRI and Mirant may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for RRI and Mirant or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and RRI and Mirant agree to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and RRI and Mirant as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then Escrow Issuer, RRI and Mirant shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and RRI and Mirant as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if RRI and Mirant shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of RRI and Mirant, except that RRI and Mirant will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to Escrow Issuer, RRI and Mirant or any non-defaulting Initial Purchaser for damages caused by its default.

10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, Escrow Issuer, RRI and Mirant jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in connection therewith; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any RRI Written Communication, any Mirant Written Communication, any Escrow Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the RRI Transaction Documents, the Mirant Transaction Documents, the Escrow Issuer Transaction Documents and the fees and expenses attributable to creating and perfecting the security interest in the Escrow Agreement; (iv) the fees and expenses of RRI’s, Mirant’s and Escrow Issuer’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee, any paying agent and the Escrow Agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Escrow Issuer, RRI and Mirant in connection with any “road show” presentation to potential investors; provided that the Initial Purchasers will pay, except as contemplated in clause (v) above, their own counsel fees and their own travel expenses in connection with any “road show” presentation to potential investors, including 50% of the cost of any chartered aircraft.

(b) If (i) this Agreement is terminated pursuant to Section 8, (ii) Escrow Issuer for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, Escrow Issuer, RRI and Mirant, jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of Escrow Issuer, RRI and Mirant and the Initial Purchasers contained in this Agreement or made by or on behalf of Escrow Issuer, RRI and Mirant or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of Escrow Issuer, RRI and Mirant or the Initial Purchasers.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act. For the avoidance of doubt, the phrase “transactions contemplated by”, with respect to each of this Agreement, the RRI Transaction Documents, the Mirant Transaction Documents and the Escrow Issuer Transaction Documents, shall exclude the Merger and the Credit Agreement.

14. Miscellaneous. (a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179 (fax: (212)-270-1063); Attention: Lawrence Landry. Notices to Escrow Issuer, RRI and Mirant shall be given to them at (i) RRI at (A) RRI Energy, Inc., 1000 Main Street, Houston, TX 77002 (fax: (832) 357-2032), Attention: General Counsel, (B) with a copy for information purposes only to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036 (fax: 917-777-4112), Attention: Richard Aftanas and (ii) Escrow Issuer and Mirant at (A) Mirant Corporation, 1155 Perimeter Center West, Suite 100, Atlanta, GA 30338 (fax: (678) 579-5951), Attention: General Counsel and (B) with a copy for information purposes only to Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY 10019 (fax: (212) 403-2364), Attention: Gregory E. Ostling.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g) Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including Escrow Issuer, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

GenOn Escrow Corp.

By
Name:
Title:

RRI Energy, Inc.

By
Name:
Title:

Mirant Corporation

By
Name:
Title:

Accepted: September 20, 2010

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By
Authorized Signatory

Schedule 1

Initial Purchasers	Principal Amount of 2018 Notes to Be Purchased		Principal Amount of 2020 Notes to Be Purchased
J.P. Morgan Securities LLC	US$	137,700,000	US$	112,200,000
Credit Suisse (USA) Securities LLC		109,012,500		88,825,000
Deutsche Bank Securities Inc.		109,012,500		88,825,000
Goldman, Sachs & Co.		109,012,500		88,825,000
Morgan Stanley & Co. Incorporated		109,012,500		88,825,000
RBC Capital Markets Corporation		50,625,000		41,250,000
RBS Securities Inc.		50,625,000		41,250,000

Total	US$	675,000,000	US$	550,000,000

Schedule 2A

RRI Subsidiaries

Orion Power Holdings, Inc.

Orion Power Midwest GP, Inc.

Orion Power Midwest LP, LLC

Orion Power Midwest, L.P.

Orion Power New York GP, Inc.

Orion Power New York LP, LLC

Orion Power New York, L.P.

Orion Power Operating Services MidWest, Inc.

RRI Energy Asset Management, LLC

RRI Energy Broadband, Inc.

RRI Energy California Holdings, LLC

RRI Energy Channelview (Delaware) LLC

RRI Energy Channelview (Texas) LLC

RRI Energy Channelview LP

RRI Energy Communications, Inc.

RRI Energy Corporate Services, LLC

RRI Energy Florida, LLC

RRI Energy Foundation, Inc.

RRI Energy Key/Con Fuels, LLC

RRI Energy Mid-Atlantic Power Holdings, LLC

RRI Energy Mid-Atlantic Power Services, Inc.

RRI Energy Northeast Generation, Inc.

RRI Energy Northeast Holdings, Inc.

RRI Energy Northeast Management Company

RRI Energy Power Generation, Inc.

RRI Energy Sabine (Delaware), Inc.

RRI Energy Sabine (Texas), Inc.

RRI Energy Services Channelview LLC

RRI Energy Services Desert Basin, LLC

RRI Energy Services, Inc.

RRI Energy Solutions East, LLC

RRI Energy Trading Exchange, Inc.

RRI Energy Ventures, Inc.

RRI Energy West, Inc.

RRI Energy Wholesale Generation, LLC

Sabine Cogen, LP

San Gabriel Power Generation, LLC

A subsidiary formed in connection with reserving the name “GenOn Energy, Inc.”

Schedule 2B

RRI Significant Subsidiaries

Orion Power Holdings, Inc.

Orion Power Midwest LP, LLC

Orion Power Midwest, L.P.

RRI Energy Florida, LLC

RRI Energy Mid-Atlantic Power Holdings, LLC

RRI Energy Power Generation, Inc.

RRI Energy Northeast Holdings, Inc.

RRI Energy Services, Inc.

RRI Energy Wholesale Generation, LLC

Schedule 3A

Mirant Subsidiaries

CEPA Slipform Power System Limited (Philippines)

Cheng Power Systems, Inc.

Coyote Springs 2, LLC

Hudson Valley Gas Corporation

MC Asset Recovery, LLC

Mirant Americas, Inc.

Mirant Americas Generation, LLC

Mirant Americas Procurement, Inc.

Mirant AP Investments Limited

Mirant Asia-Pacific Construction (Hong Kong) Limited

Mirant Asia-Pacific Ventures, LLC

Mirant (Bermuda), LTD

Mirant Bowline, LLC

Mirant California, LLC

Mirant Canal, LLC

Mirant Capital, Inc.

Mirant Chalk Point, LLC

Mirant Corporation Political Action Committee, Inc.

Mirant Delta, LLC

Mirant Dickerson Development, LLC

Mirant Energy Trading, LLC

Mirant Fund 2001, LLC

Mirant Gibbons Road, LLC

Mirant Intellectual Asset Management and Marketing, LLC

Mirant International Investments, Inc.

Mirant Kendall, LLC

Mirant Lovett, LLC

Mirant Marsh Landing, LLC

Mirant MD Ash Management, LLC

Mirant Mid-Atlantic, LLC

Mirant Navotas Corporation

Mirant (Navotas II) Corporation

Mirant New York, LLC

Mirant New York Services, LLC

Mirant North America, LLC

Mirant Piney Point, LLC

Mirant Potomac River, LLC

Mirant Potrero, LLC

Mirant Power Purchase, LLC

Mirant Services, LLC

Mirant Special Procurement, Inc.

Mirant Tank Farm, LLC.

Mirant Trust I

Mirant Willow Pass, LLC

Mirant Wrightsville Investments, Inc.

Mirant Wrightsville Management, Inc.

MNA Finance Corp.

Sual Construction Corporation

Wrightsville Development and Funding, L.L.C.

Wrightsville Power Facility, L.L.C.

Schedule 3B

Mirant Significant Subsidiaries

Mirant Americas Inc.

Mirant Americas Generation, LLC

Mirant Chalk Point, LLC

Mirant Energy Trading, LLC

Mirant Mid-Atlantic, LLC

Mirant North America, LLC

ANNEX A

a.	Additional Time of Sale Information

1.	Supplement to the Preliminary Offering Memorandum, dated September 16, 2010

2.	Supplement to the Preliminary Offering Memorandum, dated September 20, 2010

3.	Term sheet containing the terms of the securities, substantially in the form of Annex B.

ANNEX B

GenOn Escrow Corp.

Pricing Term Sheet

$675,000,000 9.500% Senior Notes due 2018

$550,000,000 9.875% Senior Notes due 2020

Issuer:	GenOn Escrow Corp.

Securities Description:	$675,000,000 9.500% Senior Notes due 2018 (the “2018 Notes”) $550,000,000 9.875% Senior Notes due 2020 (the “2020 Notes” and, together with the 2018 Notes, the “Notes”)

Ranking:	The Notes will be the Issuer’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior debt

Distribution:	144A and Regulation S with registration rights as set forth in the Preliminary Offering Memorandum.

Maturity:	The 2018 Notes will mature on October 15, 2018

The 2020 Notes will mature on October 15, 2020

Coupon:	9.500% for the 2018 Notes

9.875% for the 2020 Notes

Prices:	98.623% of face amount for the 2018 Notes

97.676% of face amount for the 2020 Notes

Yield to Maturity:	9.750% for the 2018 Notes

10.250% for the 2020 Notes

Spread to Benchmark Treasury:	2018 Notes: T+736 bps

2020 Notes: T+752 bps

Benchmark Treasury:	2018 Notes: UST 3.75% due 11/15/2018

2020 Notes: UST 2.625% due 08/15/2020

Interest Payment Dates:	October 15 and April 15, commencing April 15, 2011 for each of the 2018 Notes and the 2020 Notes

Optional Redemption:

Some or all of the 2018 Notes at any time prior to maturity and some or all of the 2020 Notes at any time prior to October 15, 2015 may be redeemed at a redemption price equal to 100% of the principal amount of the notes redeemed, plus the Applicable Premium (defined below), accrued and unpaid interest and Additional Interest, if any, to, but excluding, the redemption date, subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date. Some or all of the 2020 Notes at any time on or after October 15, 2015, may be redeemed at the following redemption prices, plus accrued and unpaid interest and Additional Interest, if any, to, but excluding, the redemption date, if redeemed during the 12-month period commencing on October 15 of the years set forth below:

Year	Redemption Price
2015	104.938%
2016	103.292%
2017	101.646%
2018 and thereafter	100.000%

Applicable Premium:	The greater of (i) 1.0% of the principal amount of the Notes being redeemed and (ii) the excess of a make-whole at T+50 bps over the principal amount of the Notes being redeemed

Change of Control:	Puttable at 101% of principal plus accrued interest for both the 2018 Notes and 2020 Notes

Trade Date:	September 20, 2010

Settlement Date:	T+10; October 4, 2010

Escrow:	The net proceeds of this offering, together with cash or Government Securities in an amount sufficient to fund the special mandatory redemption payment (when and if due), will be deposited into a segregated escrow account on the closing date and will be held as collateral security for the Issuer’s obligations in respect of the Notes during the escrow period. If (1) the merger is not completed on or before December 31, 2010 (or, subject to the deposit with the escrow agent of such additional amounts of cash or Government Securities as are sufficient to fund the special mandatory redemption payment thereon, March 31, 2011) (the “Merger Termination Date”), (2) the refinancing transactions are not completed at or before the Merger Termination Date, (3) the merger agreement is terminated before the Merger Termination Date, (4) an event of default shall have occurred and be continuing under the indenture governing the Notes, or (5) at any time, RRI and Mirant, in their sole judgment, determine jointly that the refinancing transactions will not be completed on or before the Merger Termination Date, the Issuer will be required to redeem the Notes of each series at 100% of the issue price of the Notes of such series, plus accrued and unpaid interest to, but excluding, the redemption date.

CUSIP:	2018 Notes
144A: 37244D AA7
RegS: U3720G AA2

2020 Notes

144A: 37244D AD1

RegS: U3720G AB0

ISIN:	2018 Notes

144A: US37244DAA72

RegS: USU3720GAA23

2020 Notes

144A: US37244DAD12

RegS: USU3720GAB06

Denominations/Multiple:	2,000 x 1,000

Ratings:	B3/B

Bookrunners:	J.P. Morgan Securities LLC
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.

Morgan Stanley & Co. Incorporated

Co-Managers:	RBC Capital Markets Corporation

RBS Securities Inc.

Additional Changes to the Preliminary Offering Memorandum:

In addition to pricing information set forth above, the Preliminary Offering Memorandum dated as of September 13, 2010, as supplemented by supplements dated September 16, 2010 and September 20, 2010 will be updated to reflect the following changes (and other information is deemed to have changed to the extent affected thereby):

Notes Offered Hereby:	The aggregate principal amount of the Notes will be $1.225 billion rather than $1.4 billion.

New Term Loan Facility:	The new term loan facility is expected to provide for a $700 million seven-year senior secured Tranche B term loan facility, rather than $500 million. The interest rate on the new term loan facility is expected to be, at our option, either a base rate plus a margin of 3.25% or the Eurodollar rate (not to be less than 1.75% per annum) plus a margin of 4.25% rather than, at our option, either a base rate plus a margin of 3.50% or the Eurodollar rate (not to be less than 1.75% per annum) plus a margin of 4.50%.

New Revolving Facility:	The new revolving facility is expected to provide for a $788 million senior secured revolving credit facility, rather than up to $1.0 billion. An incremental $212 million in commitments is expected to be available until six months after the closing of the Merger.

Pro Forma Interest Expense:

The pro forma financial information (including information presented on a pro forma basis giving effect to the Transactions) in the Preliminary Offering Memorandum assumed $1.4 billion aggregate principal amount of the Notes at a 9% annual interest rate with an 8-year maturity, a $500 million seven-year new term loan facility at a floating interest rate of LIBOR + 3.50% (including a LIBOR floor of 1.50%) and up to a $1.0 billion five-year senior secured revolving credit facility. Based on $675 million aggregate principal amount of 2018 Notes with an annual interest rate of 9.500% and $550 million aggregate principal amount of 2020 Notes with an annual interest rate of 9.875%, a $700 million seven-year new term loan facility at a floating interest rate of LIBOR + 4.25% (including a LIBOR floor of 1.75%) and a $788 million five-year new revolving facility, the combined company’s pro forma annual interest expense would have increased by approximately $9 million from the comparable figure included in the Preliminary Offering Memorandum.

Sources and Uses:

(Dollars in millions)	Sources of funds Amount	Uses of funds Amount
Notes offered hereby(a)	$1,203
Redeem RRI senior secured notes(d)		$289
New revolving credit facility(b)	—
Purchase PEDFA fixed-rate bonds due 2036(e)		397
New term loan facility(c)	700
Redeem Mirant North America senior unsecured notes(f)		881
Repay Mirant North America senior secured term loan(g)		306
Cash	111
Estimated fees and expenses(h)		141
Total sources	$2,014
Total uses		$2,014

(a) Reflects original issue discount.

(b) Expected to provide for up to $788 million of borrowings and letters of credit, with the ability to increase commitments to $1 billion for up to six months following closing. Availability of borrowings under the new revolving credit facility is reduced by any outstanding letters of credit. At June 30, 2010, on a pro forma basis giving effect to the transactions, outstanding letters of credit were approximately $304 million and availability of borrowings under our new revolving credit facility would be $484 million at closing after giving effect to outstanding letters of credit. In connection with the closing of the notes, we intend to enter into a new credit agreement governing our new revolving credit facility and term loan facility. Based on expected cash balances and liquidity, we do not expect to draw down on our new revolving credit facility at closing.

(c) Expected to provide for a $700 million seven-year senior secured Tranche B term loan facility, which will be funded on the closing date.

(d) Assumes all $279 million aggregate principal amount of RRI’s senior secured notes due 2014 will be discharged at or before the closing of the merger and redeemed at the current call price of 103.375% of the principal amount thereof within 30 to 60 days after the closing date of the merger. The call price for any redemption on or after December 15, 2010 is 102.25%. Does not include accrued and unpaid interest on the notes to, but excluding, the redemption date even though such interest must be paid to the holders of the notes on the redemption date.

(e) Assumes all $371 million aggregate principal amount of PEDFA fixed-rate bonds due 2036 will be defeased at approximately 107% (including premium of 3% of principal and accrued and unpaid interest to the redemption date in June 2011) at or before the closing of the merger. We expect to redeem the PEDFA bonds when they become redeemable in June 2011. PEDFA is the Pennsylvania Economic Development Financing Authority. These bonds were issued for RRI’s Seward plant and are guaranteed by RRI and its subsidiaries.

(f) Assumes all $850 million aggregate principal amount of Mirant North America’s senior unsecured notes due December 2013 will be discharged at or before the closing of the merger and redeemed by Mirant North America at the current call price of 103.688% of the principal amount thereof within 30 to 60 days after the closing date of the merger. The call price for any redemption on or after December 31, 2010 is 101.844%. Does not include accrued and unpaid interest on the notes to, but excluding, the redemption date even though such interest must be paid to the holders of the notes on the redemption date.

(g) Represents the repayment of all outstanding borrowings as of June 30, 2010 under Mirant North America’s senior secured term loan maturing in 2013. Mirant North America’s senior secured term loan maturing in 2013 had an initial principal balance of $700 million, which had amortized to $306 million as of June 30, 2010. In addition to quarterly principal installments, which are currently $0.8 million, Mirant North America is required to make annual principal prepayments under its senior secured term loan equal to a specified percentage of its excess free cash flow, which is based on adjusted EBITDA less capital expenditures and as further defined in the loan agreement. On March 10, 2010, Mirant North America made a mandatory principal prepayment of approximately $66 million on its senior secured term loan. At June 30, 2010, the current estimate of the mandatory principal prepayment on Mirant North America’s senior secured term loan in March 2011 was approximately $21 million. If any principal repayments are made before the repayment date, which is expected to be the closing date of the merger, outstanding borrowings under Mirant North America’s senior secured term loan on the repayment date will be less than the $306 million amortized balance as of June 30, 2010.

(h) Includes (i) initial purchasers’ discount in connection with this offering and other estimated offering expenses, (ii) fees and expenses in connection with our proposed new revolving credit facility and term loan facility, (iii) other fees and expenses in connection with the RRI and Mirant debt redemptions, repayments and terminations and (iv) $75 million of merger expenses. Does not include accrued and unpaid interest on RRI’s senior secured notes due 2014 and Mirant North America’s senior unsecured notes due December 2013, to, but excluding, their respective redemption dates even though such interest must be paid to debtholders on their respective redemption dates.

Certain affiliates of the initial purchasers are lenders under Mirant North America’s senior secured credit facilities and will receive a portion of the proceeds of this offering in connection with the termination of those facilities. In addition, certain of the initial purchasers and their affiliates may hold portions of the notes being redeemed with the net proceeds of this offering. Certain affiliates of the initial purchasers will act as administrative agents and/or lenders with respect to the new credit facilities. See “Plan of distribution.”

This communication is intended for the sole use of the person to whom it is provided by the sender.

These securities have not been registered under the Securities Act of 1933, as amended, and may only be sold to qualified institutional buyers pursuant to Rule 144A or pursuant to another applicable exemption from registration.

The information in this term sheet supplements the Issuer’s preliminary offering memorandum, dated September 13, 2010, as supplemented by the supplement, dated September 16, 2010 and the supplement, dated

September 20, 2010, (the “Preliminary Memorandum”) and supersedes the information in the Preliminary Memorandum to the extent inconsistent with the information in the Preliminary Memorandum. This term sheet is qualified in its entirety by reference to the Preliminary Memorandum. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Memorandum.

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of RRI and Mirant.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to RRI or Mirant; and

(ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(d) Each Initial Purchaser acknowledges that no action has been or will be taken by Escrow Issuer, RRI or Mirant that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any RRI Written Communication any Mirant Written Communication, any Escrow Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

ANNEX D-1

Form of Opinion of Counsel for Escrow Issuer, RRI and Mirant

October 4, 2010

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

as Representative of the several Initial Purchasers

Re:	GenOn Escrow Corp. $675,000,000 9.500% Senior Notes due 2018 $550,000,000 9.875% Senior Notes due 2020

Ladies and Gentlemen:

We have acted as special counsel to GenOn Escrow Corp., a Delaware corporation (“Escrow Issuer”), RRI Energy, Inc., a Delaware corporation (“RRI”) and Mirant Corporation, a Delaware corporation (“Mirant”), in connection with the Purchase Agreement, dated September 20, 2010 (the “Purchase Agreement”), among you, as representative of the several initial purchasers named therein (the “Initial Purchasers”), Escrow Issuer, RRI and Mirant, relating to the sale by Escrow Issuer to the Initial Purchasers of $675,000,000 aggregate principal amount of Escrow Issuer’s 9.500% Senior Notes due 2018 and $550,000,000 aggregate principal amount of Escrow Issuer’s 9.875% Senior Notes due 2020 (collectively, the “Securities”) to be issued under the Indenture, dated as of October 4, 2010 (the “Indenture”), between Escrow Issuer and Wilmington Trust Company, as Trustee (the “Trustee”).

The Purchase Agreement contemplates that (i) Escrow Issuer will merge with and into RRI (to be renamed GenOn Energy, Inc.), with RRI as the surviving corporation (the “Escrow Merger”), pursuant to a merger agreement to be entered into between RRI and Escrow Issuer (the “Escrow Merger Agreement”), (ii) upon consummation of the Escrow Merger, RRI will assume all of Escrow Issuer’s obligations under the Securities and the Indenture (such assumption to be effected by

RRI’s execution of a supplemental indenture to the Indenture in connection therewith (the “Supplemental Indenture”)) and (iii) the funds held in escrow will be released to GenOn Energy, Inc. upon consummation of the Escrow Merger.

This opinion is being furnished to you pursuant to Section 6(g) of the Purchase Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a) the preliminary offering memorandum, dated September 13, 2010, relating to the offering of the Securities (together with the Incorporated Documents (as defined below), the “Preliminary Offering Memorandum”); the first Supplement, dated September 16, 2010 (“Supplement No. 1”), to the Preliminary Offering Memorandum, (iii) the second Supplement, dated September 20, 2010 (“Supplement No. 2”), to the Preliminary Offering Memorandum;

(b) the final offering memorandum, dated September 20, 2010, relating to the offering of the Securities (together with the Incorporated Documents, the “Offering Memorandum”);

(c) the Pricing Term Sheet attached as Annex B to the Purchase Agreement (the “Final Term Sheet”);

(d) the documents identified on Schedule A hereto filed by RRI and Mirant, with the Commission pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Offering Memorandum or Preliminary Offering Memorandum, as the case may be, as of the date hereof or the date of the Purchase Agreement, respectively (collectively, the “Incorporated Documents”);

(e) an executed copy of the Purchase Agreement;

(f) an executed copy of the Indenture;

(g) a form of the Supplemental Indenture;

(h) the global certificates evidencing the Securities;

(i) an executed copy of the Escrow and Security Agreement, dated the date hereof, between Escrow Issuer, RRI, Mirant, the Trustee and J.P. Morgan Securities LLC, as representative of the Initial Purchasers (the “Escrow Agreement”);

(j) an executed copy of the Registration Rights Agreement, dated the date hereof, between RRI and J.P. Morgan Securities LLC, as representative of the Initial Purchasers (the “Registration Rights Agreement”);

(k) a form of the Escrow Merger Agreement;

(l) the Third Restated Certificate of Incorporation of RRI, as certified by the Secretary of State of the State of Delaware (the “RRI Certificate of Incorporation”);

(m) the Sixth Amended and Restated Bylaws of RRI, as certified by Michael L. Jines, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of RRI (the “RRI Bylaws”);

(n)(i) the Certificate of Incorporation of Orion Power Holdings, Inc.; (ii) the Certificate of Formation of Orion Power Midwest LP, LLC; (iii) the Certificate of Formation of RRI Energy Florida, LLC; (iv) the Certificate of Formation of RRI Energy Mid-Atlantic Power Holdings, LLC; (v) the Certificate of Incorporation of RRI Energy Power Generation Inc.; (vi) the Certificate of Incorporation of RRI Northeast Holdings, Inc.; (vii) the Certificate of Incorporation of RRI Energy Services, Inc.; (viii) the Certificate of Formation of RRI Energy Wholesale Generation, LLC; and (ix) the Certificate of Limited Partnership of Orion Power Midwest, L.P., in each case as certified by the Secretary of State of the State of Delaware (collectively, the “RRI Significant Subsidiary Charters”);

(o) (i) the Bylaws of Orion Power Holdings, Inc.; (ii) the Limited Liability Company Agreement of Orion Power Midwest LP, LLC; (iii) the Limited Liability Company Agreement of RRI Energy Florida, LLC; (iv) the Limited Liability Company Agreement of RRI Energy Mid-Atlantic Power Holdings, LLC; (v) the Bylaws of RRI Energy Power Generation Inc; (vi) the Bylaws of RRI Northeast Holdings, Inc.; (vii) the Bylaws of RRI Energy Services, Inc.; (viii) the Limited Liability Company Agreement of RRI Energy Wholesale Generation, LLC, in each case as certified by Michael L. Jines, Vice President, General Counsel and Corporate Secretary of the applicable RRI Significant Subsidiary (as defined below); and (ix) the Limited Partnership Agreement of Orion Power Midwest L.P., as certified by Michael L. Jines, Vice President, General Counsel and Corporate Secretary of Orion Power Midwest L.P.’s general partner, Orion Power Midwest GP, Inc. (collectively, the “RRI Significant Subsidiary Bylaws” and, together with the RRI Certificate of Incorporation, the RRI Bylaws and the RRI Significant Subsidiary Charters, the “RRI and RRI Significant Subsidiary Organizational Documents”);

(p) resolutions of the Board of Directors of RRI, adopted September 10, 2010, as certified by Michael L. Jines, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of RRI;

(q) resolutions of the Board of Directors of RRI, adopted September 22, 2010, as certified by Michael L. Jines, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of RRI;

(r) the certificate of Rick J. Dobson, Executive Vice President and Chief Financial Officer of RRI, dated the date hereof, a copy of which is attached as Exhibit A hereto (the “RRI Certificate”);

(s) the certificate of Michael L. Jines, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of RRI, dated the date hereof;

(t) copies of each of the agreements or instruments identified in Schedule B-1 hereto (the “RRI Applicable Contracts”);

(u) a certificate, dated the date hereof, from the Secretary of State of the State of Delaware as to RRI’s due incorporation, legal corporate existence and good standing under the laws of the State of Delaware (the “RRI Delaware Certificate”);

(v) certificates, dated the date hereof, from the Comptroller of Public Accounts of the State of Texas and the Secretary of State of Texas, as to RRI’s good standing and existence as a foreign for-profit corporation under the laws of the State of Texas (the “RRI Qualification Certificates”);

(w) a certificate for each of RRI’s subsidiaries listed on Schedule C-1 hereto (the “RRI Significant Subsidiaries”) from the Secretary of State of the State of Delaware as to the status of each such RRI Significant Subsidiary listed on Schedule C-1 hereto under the laws of the State of Delaware (the “RRI Significant Subsidiary Delaware Certificates”);

(x) the Amended and Restated Certificate of Incorporation of Mirant, as certified by the Secretary of State of the State of Delaware (the “Mirant Certificate of Incorporation”);

(y) the Amended and Restated Bylaws of Mirant, as certified by Julia A. Houston, Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of Mirant (the “Mirant Bylaws”);

(z) (i) the Certificate of Incorporation of Mirant Americas, Inc.; (ii) the Certificate of Formation of Mirant Americas Generation, LLC; (iii) the Certificate of Formation of Mirant Chalk Point, LLC; (iv) the Certificate of Formation of Mirant Energy Trading, LLC; (v) the Certificate of Formation of Mirant Mid-Atlantic, LLC; and (vi) the Certificate of Formation of Mirant North America, LLC, in each case as certified by the Secretary of State of the State of Delaware (collectively, the “Mirant Significant Subsidiary Charters”);

(aa) (i) the Bylaws of Mirant Americas, Inc., (ii) the Limited Liability Company Agreement of Mirant Americas Generation, LLC, (iii) the Limited Liability Company Agreement of Mirant Chalk Point, LLC, (iv) the Limited Liability Company Agreement of Mirant Energy Trading, LLC, (v) the Limited Liability Company Agreement of Mirant Mid-Atlantic, LLC, and (vi) the Limited Liability Company Agreement of Mirant North America, LLC, in each case as certified by David E. Howard, Secretary of the applicable Mirant Significant Subsidiary (as defined below) (collectively the “Mirant Significant Subsidiary Bylaws” and, together with the Mirant Certificate of Incorporation, the Mirant Bylaws and Mirant Significant Subsidiary Charters, the “Mirant and Mirant Significant Subsidiary Organizational Documents”);

(bb) resolutions of the Board of Directors of Mirant, adopted by unanimous written consent, dated September 10, 2010, as certified by Julia A. Houston, Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of Mirant;

(cc) the certificate of J. William Holden, III, Senior Vice President and Chief Financial Officer of Mirant, dated the date hereof, a copy of which is attached as Exhibit B hereto (the “Mirant Certificate”);

(dd) the certificate of Julia A. Houston, Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of Mirant, dated the date hereof;

(ee) copies of each of the agreements or instruments identified in Schedule B-2 hereto (the “Mirant Applicable Contracts”);

(ff) a certificate, dated the date hereof, from the Secretary of State of the State of Delaware as to Mirant’s due incorporation, legal corporate existence and good standing under the laws of the State of Delaware (the “Mirant Delaware Certificate”);

(gg) a certificate from the Secretary of State of the State of Georgia as to Mirant’s authorization to transact business as a foreign profit corporation under the laws of the State of Georgia (the “Mirant Qualification Certificate”);

(hh) a certificate for each of Mirant’s subsidiaries listed on Schedule C-2 hereto (the “Mirant Significant Subsidiaries”) from the Secretary of State of the State of Delaware as to the status of each such Mirant Significant Subsidiary listed on Schedule C-2 hereto under the laws of the State of Delaware (the “Mirant Significant Subsidiary Delaware Certificates”);

(ii) the Certificate of Incorporation of Escrow Issuer, as certified by the Secretary of State of the State of Delaware (the “Escrow Issuer Certificate of Incorporation”);

(jj) the Bylaws of Escrow Issuer, as certified by Julia A. Houston, Senior Vice President and Secretary of Escrow Issuer (the “Escrow Issuer Bylaws” and, together with the Escrow Issuer Certificate of Incorporation, the “Escrow Issuer Organizational Documents”);

(kk) resolutions of the Board of Directors of Escrow Issuer, adopted September 10, 2010, as certified by Julia A. Houston, Senior Vice President and Secretary of Escrow Issuer;

(ll) resolutions of the Pricing Committee of the Board of Directors of Escrow Issuer, adopted on September 20, 2010, as certified by Julia A. Houston, Senior Vice President and Secretary of Escrow Issuer;

(mm) the certificate of J. William Holden, III, Senior Vice President and Chief Financial Officer of Escrow Issuer, dated the date hereof, a copy of which is attached as Exhibit C hereto (the “Escrow Issuer Certificate”);

(nn) the certificate of Julia A. Houston, Senior Vice President and Secretary of Escrow Issuer, dated the date hereof; and

(oo) a certificate, dated the date hereof, from the Secretary of State of the State of Delaware as to Escrow Issuer’s due incorporation, legal corporate existence and good standing under the laws of the State of Delaware (the “Escrow Issuer Delaware Certificate”).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of each of RRI, Mirant and Escrow Issuer and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of each of RRI, Mirant and Escrow Issuer and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents, we have assumed that the parties thereto, other than RRI, Mirant and Escrow Issuer, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of each of RRI, Mirant, Escrow Issuer and others and of public officials, including the facts set forth in each of the RRI Certificate, Mirant Certificate and Escrow Issuer Certificate.

The Purchase Agreement, the Securities, the Indenture, the Supplemental Indenture, the Escrow Agreement and the Registration Rights Agreement are referred to herein collectively as the “Transaction Documents”. The Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement are referred to herein collectively as the “RRI Transaction Documents”. The Purchase Agreement and the Escrow Agreement are referred to herein collectively as the “Mirant Transaction Documents”. The Purchase Agreement, the Securities, the Indenture, the Supplemental Indenture and the Escrow Agreement are referred to herein collectively as the “Escrow Issuer Transaction Documents”. As used herein, (i) “Applicable Laws” means the General Corporation Law of the State of Delaware (the “DGCL”), the Limited Liability Company Act as in effect in the State of Delaware (“DLLC”) and the Revised Uniform Limited Partnership Act as in effect in the State of Delaware (the “DRULPA”) and those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement and the other Transaction Documents (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. and other than matters within the jurisdiction of the U.S. Federal Energy Regulatory Commission under the Federal Power Act), but without our having made any special investigation as to the applicability of any specific law, rule or regulation; (ii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the States of Delaware or New York or the United States of America having jurisdiction over RRI, Mirant or Escrow Issuer under Applicable Laws; (iii) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by RRI, Mirant or Escrow Issuer pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than RRI, Mirant and Escrow Issuer) in the transactions contemplated by the Purchase Agreement and the other Transaction Documents or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties; (iv) “RRI Applicable Orders” means those judgments, orders, decrees identified on Schedule D-1 hereto; (v) “Mirant Applicable Orders” means those judgments, orders, decrees identified on Schedule D-2 hereto; (vi) “General Disclosure Package” means the means the Preliminary Offering Memorandum, Supplement No. 1, Supplement No. 2 and the Final Term Sheet, all considered together; and (vii) “Special Redemption Date”, “Extended Special Redemption Date” and “Special Redemption Date” shall each have the meaning as defined in the Escrow Agreement. For the avoidance of doubt, the phrase “transactions contemplated by” with respect to the Purchase Agreement, the Transaction Documents, the RRI Transaction Documents, the Mirant Transaction Documents and the Escrow Issuer Transaction Documents shall exclude (i) the Agreement and Plan of Merger, dated April 11, 2010, among RRI, Mirant and RRI Energy Holdings, Inc., a Delaware corporation, pursuant to which RRI Energy Holdings, Inc., a wholly-owned subsidiary of RRI, is contemplated to merge with and into Mirant, with Mirant as the surviving corporation and a wholly-owned subsidiary of RRI (the “Merger”), (ii) the Escrow Merger Agreement and (iii) the Credit Agreement entered into among GenOn Energy, Inc., as a borrower, GenOn Mirant Americas, Inc., as a borrower, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents party thereto, dated September 20, 2010.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

(a) the opinions set forth in paragraph 1 below are based solely upon the RRI Delaware Certificate, Mirant Delaware Certificate and Escrow Issuer Certificate;

(b) the opinions set forth in paragraph 3 below with respect to the status of RRI in the State of Texas and the status of Mirant in the State of Georgia are based solely upon the RRI Qualification Certificates and the Mirant Qualification Certificate;

(c) the opinion set forth in paragraph 4 below with respect to the status of each of the RRI Significant Subsidiaries in the jurisdictions set forth opposite the name of such RRI Significant Subsidiary in Schedule C-1 hereto and the opinion set forth in paragraph 4 below with respect to the status of each of the Mirant Significant Subsidiaries in the jurisdictions set forth opposite the name of such Mirant Significant Subsidiary in Schedule C-2 hereto are based solely upon the RRI Significant Subsidiary Delaware Certificates and the Mirant Significant Subsidiary Delaware Certificates, respectively;

(d) in rendering the opinion set forth in paragraph 15 below, we have assumed that the Securities, in the forms delivered to the Trustee for authentication and delivery, will have been manually authenticated and signed by one of the Trustee’s authorized officers;

(e) we do not express any opinion as to the effect on the opinion expressed herein of (i) the compliance or noncompliance of any party to any of the Transaction Documents (other than with respect to RRI, Mirant and Escrow Issuer to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any such party (other than with respect to RRI, Mirant and Escrow Issuer to the extent necessary to render the opinions set forth herein);

(f) the opinion set forth in paragraph 24 below is based solely on our discussions with the officers of each of RRI and Mirant responsible for the matters discussed therein, our review of documents furnished to us by RRI and Mirant and our reliance on the representations and warranties of RRI and Mirant contained in the Purchase Agreement, the RRI Officer’s Certificate and the Mirant Officer’s Certificate; we have not made any other inquiries or investigations or any search of the public docket records of any court, governmental agency or body or administrative agency. In addition, we note that we have not been engaged by, nor have we rendered any advice to, either RRI or Mirant in connection with any legal or governmental proceedings except for representation of RRI in a consolidated shareholder litigation proceeding related to the Merger filed in the Superior Court of Fulton County, Georgia under the caption In re Mirant Corporation Shareholder Litigation, No 2010CV184223; accordingly, we do not have any special knowledge with respect to such matters except for the aforementioned shareholder litigation proceeding in Georgia; furthermore, we understand that such matters have been and are being handled by other counsel;

(g) we have assumed that the execution and delivery by RRI of the each of the RRI Transaction Documents and the performance by RRI of its obligations thereunder did not, do not and will not violate, conflict with or constitute a default under (i) any agreement or instrument to which RRI or any of its properties is subject (except that we do not make the assumption set forth in this clause (i) with respect to the RRI and RRI Significant Subsidiary Organizational Documents or the RRI Applicable Contracts), (ii) any law, rule, or regulation to which RRI or any of its properties is subject (except that we do not make the assumption set forth in this clause (ii) with respect to the DGCL, the DLLC, the DRULPA and those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement and the other RRI Transaction Documents, but without our having made any special investigation as to the applicability of any specific law, rule or regulation), (iii) any judicial or regulatory order or decree of any governmental authority (except that we do not make the assumption in this clause (iii) with respect to RRI Applicable Orders) or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority (except that we do not make the assumption set forth in this clause (iv) to the extent set forth in our opinion in paragraph 14 below);

(h) we have assumed that the execution and delivery by Mirant of the each of the Mirant Transaction Documents and the performance by Mirant of its obligations thereunder did not, do not and will not violate, conflict with or constitute a default under (i) any agreement or instrument to which Mirant or any of its properties is subject (except that we do not make the assumption set forth in this clause (i) with respect to the Mirant and Mirant Significant Subsidiary Organizational Documents or the Mirant Applicable Contracts), (ii) any law, rule, or regulation to which Mirant or any of its properties is subject (except that we do not make the assumption set forth in this clause (ii) with respect to the DGCL, the DLLC and those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement and the other Mirant Transaction Documents, but without our having made any special investigation as to the applicability of any specific law, rule or regulation), (iii) any judicial or regulatory order or decree of any governmental authority (except that we do not make the assumption in this clause (iii) with respect to Mirant Applicable Orders) or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority (except that we do not make the assumption set forth in this clause (iv) to the extent set forth in our opinion in paragraph 14 below);

(i) we have assumed that the execution and delivery by Escrow Issuer of the each of the Escrow Issuer Transaction Documents and the performance by Escrow Issuer of its obligations thereunder did not, do not and will not violate, conflict with or constitute a default under (i) any agreement or instrument to which Escrow Issuer or any of its properties is subject (except that we do not make the assumption set forth in this clause (i) with respect to the Escrow Issuer Organizational Documents), (ii) any law, rule, or regulation to which Escrow Issuer or any of its properties is subject (except that we do not make the assumption set forth in this clause (ii) with respect to the DGCL and those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement and the other Escrow Issuer Transaction Documents, but without our having made any special investigation as to the applicability of any specific law, rule or regulation), (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority (except that we do not make the assumption set forth in this clause (iv) to the extent set forth in our opinion in paragraph 14 below);

(j) we note that certain of the RRI Applicable Contracts and Mirant Applicable Contracts are governed by laws other than the Applicable Laws; our opinions expressed herein are based solely upon our understanding of the plain language of such agreement or instrument, and we do not express any opinion with respect to the validity, binding nature or enforceability of any such agreement or instrument, and we do not assume any responsibility with respect to the effect on the opinions or statements set forth herein of any interpretation thereof inconsistent with such understanding;

(k) the validity or enforcement of any agreements or instruments may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(l) we do not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law on each of the Transaction Documents or any transactions contemplated thereby;

(m) we do not express any opinion as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation);

(n) the enforceability of provisions imposing a payment obligation pending the ability of RRI to comply timely with its registration obligations under the Registration Rights Agreement and the Indenture may be limited by applicable laws;

(o) we do not express any opinion herein with respect to the validity, perfection or priority of any security interest;

(p) we do not express any opinion herein with respect to Section 11(n) of the Escrow Agreement to the extent it establishes a standard of care for collateral in the possession or control of the Escrow Agent to the extent such standard of care is unenforceable under Sections 1-102 and 9-207 of the Uniform Commercial Code (the “UCC”);

(q) we do not express any opinion herein as to the enforceability of Section 15 of the Escrow Agreement to the extent that the same provides that (i) the rights of the Trustee, Deutsche Bank AG or its affiliates, as a “bank” and a “securities intermediary” (as each term is defined in the UCC as in effect from time to time in the State of New York), the holders of the Securities and the Initial Purchasers (collectively, the “Secured Parties”) and the security interests under the Escrow Agreement and (ii) all obligations of Escrow Issuer under the Escrow Agreement, are absolute and unconditional irrespective of the validity or enforceability of the obligations of Escrow Issuer under the Indenture, the Securities and the Escrow Agreement to redeem the Securities on the Special Redemption Date or, if applicable, the Extended Special Redemption Date pursuant to the terms of the Indenture and to pay the Special Redemption Price, or the amendment or termination of the Escrow Agreement or the effect thereof on the opinions herein stated;

(r) for purposes of paragraphs 8 and 17 below, we have assumed that (i) each of the Supplemental Indenture and the Escrow Merger Agreement, at the time of execution and delivery, will conform to the forms of such agreements examined by us and (ii) the authority of each of RRI and Escrow Issuer to perform their respective obligations under each of the Supplemental Indenture and the Escrow Merger Agreement will not have been modified, rescinded or revoked;

(s) we have assumed that at the time of the execution and delivery of the Supplemental Indenture or the Escrow Merger Agreement, as applicable, there will not have occurred any change in law affecting the validity, legally binding character or enforceability of the Supplemental Indenture or the Escrow Merger Agreement and that (i) the execution and delivery of the Supplemental Indenture or the Escrow Merger Agreement, (ii) all the terms therein and (iii) the performance by each of RRI and Escrow Issuer of their respective obligations thereunder will, in each case, comply with applicable laws and with each requirement or restriction imposed by any court or governmental body having jurisdiction over RRI or Escrow Issuer, and will not result in a default under or a breach of any agreement or instrument then binding upon each of RRI and Escrow Issuer or their respective properties;

(t) we have assumed that the refinancing transactions (as defined in the Offering Memorandum) will have been effected at the times and in the manner described in the Offering Memorandum; and

(u) to the extent any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of the Transaction Documents, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. C.P.L.R. 327(b) (McKinney 2001) and is subject to the qualification that such enforceability may be limited by public policy considerations.

We do not express any opinion as to any laws other than Applicable Laws and the federal laws of the United States of America to the extent referred to specifically herein. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. Each of RRI, Mirant and Escrow Issuer has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

2. Each of RRI, Mirant and Escrow Issuer has the full corporate power and authority to conduct its business as described in the Offering Memorandum.

3. RRI is in good standing under the laws of State of Texas and is a foreign for-profit corporation in existence in the State of Texas. Mirant is a foreign profit corporation authorized to transact business in the State of Georgia.

4. Each of the RRI Significant Subsidiaries has the status set forth on Schedule C-1 hereto set forth opposite the States listed thereon. Each of the Mirant Significant Subsidiaries has the status set forth on Schedule C-2 hereto set forth opposite the States listed thereon.

5. RRI has the corporate power and corporate authority to execute and deliver each of the RRI Transaction Documents and to consummate the transactions contemplated thereby. Mirant has the corporate power and corporate authority to execute and deliver each of the Mirant Transaction Documents and to consummate the transactions contemplated thereby. Escrow Issuer has the corporate power and corporate authority to execute and deliver each of the Escrow Issuer Transaction Documents and to consummate the transactions contemplated thereby.

6. The Purchase Agreement has been duly authorized, executed and delivered by each of RRI, Mirant and Escrow Issuer.

7. The Indenture has been duly authorized, executed and delivered by Escrow Issuer and is a valid and binding agreement of Escrow Issuer, enforceable against Escrow Issuer in accordance with its terms.

8. The Supplemental Indenture has been duly authorized by each of RRI and Escrow Issuer and, when duly executed and delivered in accordance with its terms by the parties thereto, will be a valid and binding agreement of each of RRI and Escrow Issuer, enforceable against each of RRI and Escrow Issuer in accordance with its terms.

9. The Registration Rights Agreement has been duly authorized, executed and delivered by RRI and constitutes a valid and binding agreement of RRI, enforceable against RRI in accordance with its terms.

10. The Escrow Agreement has been duly authorized, executed and delivered by each of RRI, Mirant and Escrow Issuer and constitutes a valid and binding agreement of each of RRI, Mirant and Escrow Issuer, enforceable against each of RRI, Mirant and Escrow Issuer in accordance with its terms, except that certain of the remedial provisions with respect to the security contained in the Escrow Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Escrow Agreement, taken as a whole, and the Escrow Agreement, taken as a whole, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security.

11. The execution and delivery by RRI of each of the RRI Transaction Documents and the consummation by RRI of the transactions contemplated thereby, will not (i) conflict with the RRI and RRI Significant Subsidiary Organizational Documents, (ii) constitute a violation of, or a breach or default under, the terms of any RRI Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or any RRI Applicable Order. We, however, do not express any opinion as to whether the execution and delivery by RRI of the each of the RRI Transaction Documents or the consummation by RRI of the transactions contemplated thereby will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of RRI and its subsidiaries.

12. The execution and delivery by Mirant of each of the Mirant Transaction Documents and the consummation by Mirant of the transactions contemplated thereby, including the issuance and sale by the Escrow Issuer of the Securities, will not (i) conflict with the Mirant and Mirant Significant Subsidiary Organizational Documents, (ii) constitute a violation of, or a breach or default under, the terms of any Mirant Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or any Mirant Applicable Order. We, however, do not express any opinion as to whether the execution and delivery by Mirant of the each of the Mirant Transaction Documents or the consummation by Mirant of the transactions contemplated thereby will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of Mirant and its subsidiaries.

13. The execution and delivery by Escrow Issuer of each of the Escrow Issuer Transaction Documents and the consummation by Escrow Issuer of the transactions contemplated thereby, including the issuance and sale of the

Securities, will not (i) conflict with the Escrow Issuer Organizational Documents or (ii) violate or conflict with, or result in any contravention of, any Applicable Law.

14. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of each of the (a) RRI Transaction Documents by RRI or the consummation by RRI of the transactions contemplated thereby, (b) Mirant Transaction Documents by Mirant or the consummation by Mirant of the transactions contemplated thereby and (c) Escrow Issuer Transaction Documents by Escrow Issuer or the consummation by Escrow Issuer of the transactions contemplated thereby, including the issuance and sale of the Securities.

15. The Securities have been duly authorized and executed by Escrow Issuer and, when duly authenticated by the Trustee and issued and delivered by Escrow Issuer against payment therefor in accordance with the terms of the Purchase Agreement and the Indenture, the Securities will constitute valid and binding obligations of Escrow Issuer entitled to the benefits of the Indenture and enforceable against Escrow Issuer in accordance with their terms.

16. Assuming (i) the accuracy of the representations and warranties of Escrow Issuer set forth in Sections 3(c)(xxvi), (xxvii) and (xviii), of RRI set forth in Sections 3(a)(xli), (xlii) and (xliii), of Mirant set forth in Sections 3(b)(xxxvi) and (xxxvii), and of the Initial Purchasers in Section 1(b), in each case of the Purchase Agreement, (ii) the due performance by Escrow Issuer, RRI and Mirant of the covenants and agreements set forth in Section 4 of the Purchase Agreement and the due performance by the Initial Purchasers of the covenants and agreements set forth in Sections 1(b) and 5 of the Purchase Agreement, and (iii) the Initial Purchasers’ compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, the offer, sale and delivery of the Securities to you in the manner contemplated by the Purchase Agreement and the Offering Memorandum and the initial resale of the Securities by the Initial Purchasers in the manner contemplated in the Offering Memorandum and the Purchase Agreement, do not require registration under the Securities Act of 1933, as amended, or qualification of the Indenture under the Trust Indenture Act of 1939, it being understood that we do not express any opinion as to any subsequent reoffer or resale of any Securities.

17. The Escrow Merger Agreement has been duly authorized by each of RRI and Escrow Issuer and, when duly executed and delivered in accordance with its terms by the parties thereto and approved by Mirant, as the sole stockholder of Escrow Issuer, will be a valid and binding agreement of each of RRI and Escrow

Issuer, enforceable against each of RRI and Escrow Issuer in accordance with its terms.

18. The statements in the Offering Memorandum and the General Disclosure Package under the caption “Plan of distribution”, insofar as such statements purport to summarize certain provisions of the Purchase Agreement, fairly summarize such provisions in all material respects.

19. The statements in the Offering Memorandum and the General Disclosure Package under the caption “Description of notes” and “Exchange offer; registration rights”, insofar as such statements purport to summarize certain provisions of the Indenture, the Securities and the Escrow Agreement, fairly summarize such provisions in all material respects.

20. The statements in the Offering Memorandum and the General Disclosure Package under the caption “Exchange offer; registration rights”, insofar as such statements purport to summarize certain provisions of the Registration Rights Agreement, fairly summarize such provisions in all material respects.

21. Each of RRI, Mirant and Escrow Issuer is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds therefor as described in the Offering Memorandum and the General Disclosure Package, will not be an “investment company” as such term is defined in the Investment Company Act of 1940.

22. Assuming the consummation of the Escrow Merger, the due execution and delivery of the Supplemental Indenture and that the Securities have been duly authenticated by the Trustee and issued and delivered by Escrow Issuer against payment therefor in accordance with the terms of the Purchase Agreement and the Indenture, the Securities (upon effectiveness of the Supplemental Indenture) will constitute valid and binding obligations of RRI entitled to the benefits of the Indenture, as supplemented by the Supplemental Indenture, and enforceable against RRI in accordance with their terms.

23. The issuance of the securities (the “Exchange Securities”) to be issued with terms substantially identical to the Securities, except that the Exchange Securities will not be subject to additional interest provisions or the restrictions on ownership or transfer set forth on the Securities, pursuant to the exchange offer registration statement on Form S-4 contemplated by the Registration Rights Agreement, has been duly authorized by RRI.

24. To our knowledge, there are no legal or governmental proceedings pending to which RRI, Mirant or Escrow Issuer is a party that would have been required to be disclosed pursuant to Item 103 of Regulation S-K of the General Rules and Regulations under the Securities Act in a registration statement filed under the Securities Act relating to an offering of debt securities of the type of the Securities, that are not so disclosed in the Offering Memorandum.

This opinion is furnished only to you as representative of the Initial Purchasers and is solely for the Initial Purchasers’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Purchase Agreement. Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert an Initial Purchaser’s rights in respect of this opinion (other than an Initial Purchaser’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Schedule A

Incorporated Documents

1.	RRI’s Annual Report on Form 10-K for the year ended December 31, 2009 (including the portions of the Proxy Statement on Schedule 14A for the 2010 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on April 6, 2010, as amended, that are incorporated by reference therein but excluding the consolidated financial statements of RRI Energy Mid-Atlantic Power Holdings, LLC and subsidiaries and Orion Power Holdings, Inc. and subsidiaries, in each case as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009, that are included therein)

2.	RRI’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010

3.	RRI’s Current Reports on Form 8-K filed with the SEC on April 12, 2010 (excluding Item 7.01 and Exhibits 99.1 and 99.2), May 21, 2010 and July 16, 2010

4.	Mirant’s Annual Report on Form 10-K for the year ended December 31, 2009 (including the portions of the Proxy Statement on Schedule 14A for the 2010 annual meeting of stockholders filed with the SEC on March 26, 2010, as amended, that are incorporated by reference therein)

5.	Mirant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010

6.	Mirant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 (as amended on August 6, 2010 and September 8, 2010)

7.	Mirant’s Current Reports on Form 8-K filed with the SEC on February 26, 2010 (excluding Item 2.02 and Exhibit 99.1), April 12, 2010 (excluding Item 7.01 and Exhibits 99.1 and 99.2), April 28, 2010, May 11, 2010 and July 16, 2010

Documents incorporated by reference into the Offering Memorandum as of the date hereof, but after the Applicable Time

8.	RRI’s Current Report on Form 8-K filed with the SEC on September 21, 2010 (excluding Item 7.01 and Exhibit 99.1)*

9.	Mirant’s Current Report on Form 8-K filed with the SEC on September 21, 2010 (excluding Item 7.01 and Exhibit 99.1)*

*	— Relates to (i) RRI’s entering into the credit agreement governing the proposed new senior secured term loan facility and revolving credit facility (described in the General Disclosure Package and Offering Memorandum) and (ii) RRI’s and Mirant’s entering into the Purchase Agreement.

A-1

Schedule B-1

RRI Applicable Contracts

Agreement and Plan of Merger, among RRI Energy, Inc., Mirant Corporation and RRI Energy Holdings, Inc., a wholly-owned subsidiary of RRI Energy, Inc., dated as of April 11, 2010

Credit Agreement entered into among GenOn Energy, Inc., as a borrower, GenOn Mirant Americas, Inc., as a borrower, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents party thereto, dated September 20, 2010

Senior Indenture among Reliant Energy, Inc. and Wilmington Trust Company, dated as of December 22, 2004

First Supplemental Indenture relating to the 6.75% Senior Secured Notes due 2014, among Reliant Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated as of December 22, 2004

Second Supplemental Indenture relating to the 6.75% Senior Secured Notes due 2014, among Reliant Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated as of September 21, 2006

Third Supplemental Indenture relating to the 6.75% Senior Secured Notes due 2014, among Reliant Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated as of December 1, 2006

Sixth Supplemental Indenture relating to the 6.75% Senior Secured Notes due 2014, among RRI Energy, Inc., The Guarantors listed therein and Wilmington Trust Company, dated as of June 1, 2009

Seventh Supplemental Indenture relating to the 6.75% Senior Secured Notes due 2014, among RRI Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated as of August 20, 2009

Eighth Supplemental Indenture relating to the 6.75% Senior Secured Notes due 2014, among RRI Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated as of December 1, 2009

Fourth Supplemental Indenture relating to the 7.625% Senior Notes due 2014, among Reliant Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated as of June 13, 2007

Fifth Supplemental Indenture relating to the 7.875% Senior Notes due 2017, among Reliant Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, dated as of June 13, 2007

B-1-i

Master Separation Agreement between Reliant Resources, Inc. and Reliant Energy, Incorporated, dated as of December 31, 2000

Schedules to Master Separation Agreement between Reliant Resources, Inc. and Reliant Energy, Incorporated, dated as of December 31, 2000

Tax Allocation Agreement between Reliant Resources, Inc. and Reliant Energy, Incorporated, dated as of December 31, 2000

Exhibit to Tax Allocation Agreement between Reliant Resources, Inc. and Reliant Energy, Incorporated, dated as of December 31, 2000

Participating Preferred Stock Purchase Agreement by and between Reliant Energy, Inc. and FR Reliant Holdings LP dated as of October 10, 2008

Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2001A, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002A, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

Exhibit C to Exhibit B to Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002A, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002B, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

Exhibit C to Exhibit B to Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002B, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2003A, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

B-1-ii

Exhibit C to Exhibit B to Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2003A, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2004A, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

Exhibit C to Exhibit B to Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2004A, among Reliant Energy, Inc., the Subsidiary Guarantors defined therein and J.P. Morgan Trust Company, National Association, as trustee, dated as of December 22, 2004

Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2001A, among Reliant Energy Power Supply, LLC, Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and J.P. Morgan Trust Company, National Association, as trustee, dated as of September 21, 2006

Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002A, among Reliant Energy Power Supply, LLC, Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and J.P. Morgan Trust Company, National Association, as trustee, dated as of September 21, 2006

Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002B, among Reliant Energy Power Supply, LLC, Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and J.P. Morgan Trust Company, National Association, as trustee, dated as of September 21, 2006

Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2003A, among Reliant Energy Power Supply, LLC, Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and J.P. Morgan Trust Company, National Association, as trustee, dated as of September 21, 2006

Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2004A, among Reliant Energy Power Supply, LLC, Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and J.P. Morgan Trust Company, as trustee, dated as of September 21, 2006

B-1-iii

Second Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2001A, among Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of December 1, 2006

Second Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002A, among Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of December 1, 2006

Second Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002B, among Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of December 1, 2006

Second Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2003A, among Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of December 1, 2006

Third Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2004A, among Reliant Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of December 1, 2006

Third Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2001A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of June 1, 2009

Third Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of June 1, 2009

Third Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2002B, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee

B-1-iv

Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of June 1, 2009

Third Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2003A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of June 1, 2009

Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2004A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and The Bank of New York Trust Company, N.A., as trustee, dated as of June 1, 2009

Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2001A, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2002A, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2002B, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2003A, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

Fifth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2004A, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

B-1-v

Fifth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2001A, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of December 1, 2009

Fifth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2002A, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of December 1, 2009

Fifth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2002B, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of December 1, 2009

Fifth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2003A, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of December 1, 2009

Sixth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2004A, among RRI Energy, Inc. the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of December 1, 2009

Credit and Guaranty Agreement among Reliant Energy, Inc., as Borrower, the Other Loan Parties referred to therein as guarantors, the lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and ABN AMRO Bank N.V., as Joint Bookrunners with respect to the Revolving Credit Facility and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and Bear, Sterns & Co. Inc., as Joint Bookrunners with respect to the Pre-Funded L/C Facility, dated as of June 12, 2007

Exhibits and Schedules to Credit and Guaranty Agreement among Reliant Energy, Inc., as Borrower, the Other Loan Parties referred to therein as guarantors, the lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and ABN AMRO Bank N.V., as Joint Bookrunners with respect to the

B-1-vi

Revolving Credit Facility and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and Bear, Sterns & Co. Inc., as Joint Bookrunners with respect to the Pre-Funded L/C Facility, dated as of June 12, 2007 (Portions of this Exhibit have been omitted pursuant to a request for confidential treatment)

Pass Through Trust Agreement between Reliant Energy Mid-Atlantic Power Holdings, LLC and Bankers Trust Company, made with respect to the formation of the Series A Pass Through Trust and the issuance of 8.554% Series A Pass Through Certificates, dated as of August 24, 2000

Participation Agreement among (i) Conemaugh Lessor Genco LLC, as Owner Lessor; (ii) Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee; (iii) Wilmington Trust Company, as Lessor Manager; (iv) PSEGR Conemaugh Generation, LLC, as Owner Participant; (v) Bankers Trust Company, as Lease Indenture Trustee; and (vi) Bankers Trust Company, as Pass Through Trustee, dated as of August 24, 2000

First Amendment to Participation Agreement, dated as of November 15, 2001

Exhibit M to First Amendment to Participation Agreement, dated as of November 15, 2001

Second Amendment to Participation Agreement, dated as of June 18, 2003

Lease Indenture of Trust, Mortgage and Security Agreement between Conemaugh Lessor Genco LLC, as Owner Lessor, and Bankers Trust Company, as Lease Indenture Trustee, dated as of August 24, 2000

Settlement and Release of Claims Agreement among each of the Reliant Parties, OMOI, each of the California Parties, each of the Additional Claimants, each of the Class Action Parties and each of the Local Governmental Parties (each as defined therein), dated as of October 12, 2005

Exhibits to Settlement and Release of Claims Agreement among each of the Reliant Parties, OMOI, each of the California Parties, each of the Additional Claimants, each of the Class Action Parties and each of the Local Governmental Parties (each as defined therein), dated as of October 12, 2005

Guarantee by NRG Energy, Inc., as Guarantor, in favor of Reliant Energy, Inc. dated as of February 28, 2009

Agreement Regarding Prosecution of Litigation by and among Merrill Lynch Commodities, Inc., Merrill Lynch & Co., Inc., Reliant Energy Power Supply, LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC, RE Retail Receivables, LLC and Reliant Energy Solutions East, LLC dated as of February 28, 2009

B-1-vii

Schedule B-2

Mirant Applicable Contracts

Agreement and Plan of Merger, among RRI Energy, Inc., Mirant Corporation and RRI Energy Holdings, Inc., a wholly-owned subsidiary of RRI Energy, Inc., dated as of April 11, 2010

Credit Agreement entered into among GenOn Energy, Inc., as a borrower, GenOn Mirant Americas, Inc., as a borrower, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents party thereto, dated September 20, 2010

Form of Warrant Agreement between Mirant Corporation and Mellon Investor Services LLC, as Warrant Agent, including Exhibit A-1 thereto, a Form of Series A Warrant Agreement, to which J. William Holden III and Anne M. Cleary are parties

Rights Agreement, dated as of March 26, 2009, between Mirant Corporation and Mellon Investor Services LLC

First Amendment to the Rights Agreement, dated as of February 25, 2010, between Mirant Corporation and Mellon Investor Services LLC

Indenture between Mirant Americas Generation, Inc. and Bankers Trust Company, as Trustee, relating to the Notes (the “MAG Indenture”)

Second Supplemental Indenture to the MAG Indenture

Third Supplemental Indenture to the MAG Indenture

Fifth Supplemental Indenture to the MAG Indenture

Form of Sixth Supplemental Indenture to the MAG Indenture

Form of Seventh Supplemental Indenture to the MAG Indenture

Form of Senior Note Indenture between Mirant North America, LLC, Mirant North America Escrow, LLC, MNA Finance Corp. and Law Debenture Trust Company of New York, as Trustee

Rights Agreement, dated as of March 26, 2009, between Mirant Corporation and Mellon Investor Services LLC

First Amendment to the Rights Agreement, dated as of February 25, 2010, between Mirant Corporation and Mellon Investor Services LLC.

Settlement Agreement and Release dated May 30, 2006 by and between Mirant Corporation and PEPCO

B-2

Mirant North America, LLC—Credit Agreement with Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., and JPMorgan Chase Bank, N.A

Assignment and Assumption Agreement (Dickerson) between Southern Energy Mid-Atlantic, LLC, Dickerson OL1 LLC, Dickerson OL2 LLC, Dickerson OL3 LLC, and Dickerson OL4 LLC, dated as of December 19, 2000

Assignment and Assumption Agreement (Morgantown) between Southern Energy Mid-Atlantic, LLC, Morgantown OL1 LLC, Morgantown OL2 LLC, Morgantown OL3 LLC, Morgantown OL4 LLC, Morgantown OL5 LLC, Morgantown OL6 LLC, and Morgantown OL7 LLC, dated as of December 19, 2000

Ownership and Operation Agreement (Dickerson) between Southern Energy Mid-Atlantic, LLC, Dickerson OL1 LLC, Dickerson OL2 LLC, Dickerson OL3 LLC, and Dickerson OL4 LLC, dated as of December 18, 2000

Ownership and Operation Agreement (Morgantown) between Southern Energy Mid-Atlantic, LLC, Morgantown OL1 LLC, Morgantown OL2 LLC, Morgantown OL3 LLC, Morgantown OL4 LLC, Morgantown OL5 LLC, Morgantown OL6 LLC, and Morgantown OL7 LLC, dated as of December 18, 2000

Guaranty Agreement (Dickerson L1) between Southern Energy, Inc. and Dickerson OL1 LLC dated as of December 19, 2000

Guaranty Agreement (Morgantown L1) between Southern Energy, Inc. and Morgantown OL1 LLC dated as of December 19, 2000

B-2

Schedule C-1

RRI Significant Subsidiary Delaware Certificates

Entity	State	Office	Date	Status
Orion Power Holdings, Inc.	Delaware	Secretary of State	9/15/2010	Duly incorporated, validly existing and in good standing
Orion Power Midwest LP, LLC	Delaware	Secretary of State	9/15/2010	Duly formed, validly existing and in good standing
Orion Power Midwest, L.P.	Delaware	Secretary of State	9/15/2010	Duly formed, validly existing and in good standing
RRI Energy Florida, LLC	Delaware	Secretary of State	9/15/2010	Duly formed, validly existing and in good standing
RRI Energy Mid-Atlantic Power Holdings, LLC	Delaware	Secretary of State	10/01/2010	Duly formed, validly existing and in good standing
RRI Energy Power Generation, Inc.	Delaware	Secretary of State	9/15/2010	Duly incorporated, validly existing and in good standing
RRI Energy Northeast Holdings, Inc.	Delaware	Secretary of State	9/15/2010	Duly incorporated, validly existing and in good standing
RRI Energy Services, Inc.	Delaware	Secretary of State	9/15/2010	Duly incorporated, validly existing and in good standing
RRI Energy Wholesale Generation, LLC	Delaware	Secretary of State	9/15/2010	Duly formed, validly existing and in good standing

C-1

Schedule C-2

Mirant Significant Subsidiary Delaware Certificates

Entity	State	Office	Date	Status
Mirant Americas, Inc.	Delaware	Secretary of State	9/16/2010	Duly incorporated, validly existing and in good standing
Mirant Americas Generation, LLC	Delaware	Secretary of State	10/01/2010	Duly formed, validly existing and in good standing
Mirant Chalk Point, LLC	Delaware	Secretary of State	10/01/2010	Duly formed, validly existing and in good standing
Mirant Energy Trading, LLC	Delaware	Secretary of State	10/01/2010	Duly formed, validly existing and in good standing
Mirant Mid-Atlantic, LLC	Delaware	Secretary of State	10/01/2010	Duly formed, validly existing and in good standing
Mirant North America, LLC	Delaware	Secretary of State	9/15/2010	Duly formed, validly existing and in good standing

C-2

Schedule D-1

RRI Applicable Orders

None

D-1

Schedule D-2

Mirant Applicable Orders

None

D-2

Exhibit A

RRI Certificate

Exhibit B

Mirant Certificate

Exhibit C

Escrow Issuer Certificate

ANNEX D-2

Form of Negative Assurance Letter of Counsel for Escrow Issuer, RRI and

Mirant

October 4, 2010

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

as Representative of the several Initial Purchasers

Re:	GenOn Escrow Corp. $675,000,000 9.500% Senior Notes due 2018 $550,000,000 9.875% Senior Notes due 2020

Ladies and Gentlemen:

We have acted as special counsel to GenOn Escrow Corp., a Delaware corporation (“Escrow Issuer”), RRI Energy, Inc., a Delaware corporation (“RRI”), and Mirant Corporation, a Delaware corporation (“Mirant”), in connection with the Purchase Agreement, dated September 20, 2010 (the “Purchase Agreement”), among you, as representative of the several initial purchasers named therein (the “Initial Purchasers”), Escrow Issuer, RRI and Mirant, relating to the sale by Escrow Issuer to the Initial Purchasers of $675,000,000 aggregate principal amount of Escrow Issuer’s 9.500% Senior Notes due 2018 and $550,000,000 aggregate principal amount of Escrow Issuer’s 9.875% Senior Notes due 2020 (collectively, the “Securities”) to be issued under the Indenture, dated as of October 4, 2010 (the “Indenture”), between Escrow Issuer and Wilmington Trust Company, as Trustee.

This letter is being furnished to you pursuant to Section 6(g) of the Purchase Agreement.

In the above capacity, we have reviewed (i) the preliminary offering memorandum, dated September 13, 2010, relating to the offering of the Securities

J.P. Morgan Securities LLC

as Representative of the several Initial Purchasers

October 4, 2010

(together with the Incorporated Documents (as defined below), the “Preliminary Offering Memorandum”), (ii) the first Supplement, dated September 16, 2010 (“Supplement No. 1”), to the Preliminary Offering Memorandum, (iii) the second Supplement, dated September 20, 2010, (“Supplement No. 2”), to the Preliminary Offering Memorandum, (iv) the Pricing Term Sheet attached as Annex B to the Purchase Agreement (the “Final Term Sheet”) and (iv) the final offering memorandum, dated September 20, 2010, relating to the Securities (together with the Incorporated Documents, the “Offering Memorandum”). We also have reviewed the documents identified on Schedule A hereto filed by RRI and Mirant, pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Offering Memorandum or the Preliminary Offering Memorandum, as the case may be, as of the date hereof or as of the Applicable Time (as defined below), as the case may be (collectively, the “Incorporated Documents”), and such other documents as we deemed appropriate.

In addition, we have participated in conferences with officers and other representatives of Escrow Issuer, RRI and Mirant, special counsel for Mirant, representatives of the independent registered public accountants of RRI and Mirant and representatives of the Initial Purchasers and counsel for the Initial Purchasers at which the contents of the Offering Memorandum, the General Disclosure Package (as defined below) and related matters were discussed. We did not participate in the preparation of the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of Escrow Issuer, RRI and Mirant with officers and other representatives of Escrow Issuer, RRI and Mirant. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Offering Memorandum or the General Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to in (i) paragraphs 18, 19 and 20 of our opinion to you dated the date hereof and (ii) our tax opinion to you, dated the date hereof).

On the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the reports of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ attestation reports thereon, or the statements contained in the exhibits to the Incorporated Documents). In addition, on

J.P. Morgan Securities LLC

as Representative of the several Initial Purchasers

October 4, 2010

the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the reports of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ attestation reports thereon or the statements contained in the exhibits to the Incorporated Documents).

As used herein, “Applicable Time” means 12:55 p.m. (Eastern time) on September 20, 2010, which you advised us is the time of the first contract of sale of the Securities, and “General Disclosure Package” means the Preliminary Offering Memorandum, Supplement No. 1, Supplement No. 2 and the Final Term Sheet, all considered together.

This letter is furnished only to you as representative of the Initial Purchasers and is solely for the Initial Purchasers’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Purchase Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert an Initial Purchaser’s rights in respect of this letter (other than an Initial Purchaser’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Schedule A

Incorporated Documents

10.	RRI’s Annual Report on Form 10-K for the year ended December 31, 2009 (including the portions of the Proxy Statement on Schedule 14A for the 2010 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on April 6, 2010, as amended, that are incorporated by reference therein but excluding the consolidated financial statements of RRI Energy Mid-Atlantic Power Holdings, LLC and subsidiaries and Orion Power Holdings, Inc. and subsidiaries, in each case as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009, that are included therein)

11.	RRI’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010

12.	RRI’s Current Reports on Form 8-K filed with the SEC on April 12, 2010 (excluding Item 7.01 and Exhibits 99.1 and 99.2), May 21, 2010 and July 16, 2010

13.	Mirant’s Annual Report on Form 10-K for the year ended December 31, 2009 (including the portions of the Proxy Statement on Schedule 14A for the 2010 annual meeting of stockholders filed with the SEC on March 26, 2010, as amended, that are incorporated by reference therein)

14.	Mirant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010

15.	Mirant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 (as amended on August 6, 2010 and September 8, 2010)

16.	Mirant’s Current Reports on Form 8-K filed with the SEC on February 26, 2010 (excluding Item 2.02 and Exhibit 99.1), April 12, 2010 (excluding Item 7.01 and Exhibits 99.1 and 99.2), April 28, 2010, May 11, 2010 and July 16, 2010

Documents incorporated by reference into the Offering Memorandum as of the date hereof, but after the Applicable Time

17.	RRI’s Current Report on Form 8-K filed with the SEC on September 21, 2010 (excluding Item 7.01 and Exhibit 99.1)*

18.	Mirant’s Current Report on Form 8-K filed with the SEC on September 21, 2010 (excluding Item 7.01 and Exhibit 99.1)*

*	— Relates to (i) RRI’s entering into the credit agreement governing the proposed new senior secured term loan facility and revolving credit facility (described in the General Disclosure Package and Offering Memorandum) and (ii) RRI’s and Mirant’s entering into the Purchase Agreement.

ANNEX D-3

Form of Tax Opinion of Counsel for Escrow Issuer, RRI and Mirant

October 4, 2010

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

as Representative of the several Initial Purchasers

Re:	GenOn Escrow Corp. $675,000,000 9 1/2% Senior Notes due 2018 $550,000,000 9 7/8% Senior Notes due 2020

Ladies and Gentlemen:

We have acted as special counsel to GenOn Escrow Corp., a Delaware corporation (“Escrow Issuer”), RRI Energy, Inc., a Delaware corporation (“RRI”), and Mirant Corporation, a Delaware corporation (“Mirant”), in connection with the Purchase Agreement, dated September 20, 2010, (the “Purchase Agreement”), among you, as representative of the several initial purchasers named therein (the “Initial Purchasers”), Escrow Issuer, RRI and Mirant, relating to the sale by Escrow Issuer to the Initial Purchasers of $675,000,000 aggregate principal amount of Escrow Issuer’s 9 1/2% Senior Notes due 2018 and $550,000,000 aggregate principal amount of Escrow Issuer’s 9 7/8% Senior Notes due 2020 (collectively, the “Securities”) to be issued under the Indenture, dated as of October 4, 2010 (the “Indenture”), between Escrow Issuer and Wilmington Trust Company, as Trustee.

This opinion is being furnished to you pursuant to Sections 6(g) of the Purchase Agreement.

In the above capacity, we have reviewed (i) the preliminary offering memorandum, dated September 13, 2010 (the “Preliminary Offering Memorandum”), relating to the offering of the Securities, (ii) the final offering memorandum, dated September 20, 2010, relating to the Securities (the “Offering Memorandum”) and (iii) such other documents as we have deemed necessary or appropriate as a basis for the opinion set forth below. Our opinion is conditioned on, among other things, the initial and continuing accuracy of the facts, information, and analyses set forth in such documents and records.

In addition, we have relied upon statements and representations of the officers and other representatives of Escrow Issuer, RRI, Mirant and others, and we have assumed that such statements and representations are and will continue to be correct without regard to any qualification as to knowledge or belief.

J.P. Morgan Securities LLC

as Representative of the several Initial Purchasers

October 4, 2010

For purposes of our opinion, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified, conformed, or photostatic copies, and the authenticity of the originals of such latter documents. In making our examination of documents executed, or to be executed, we have assumed that such parties had, or will have, the power, corporate or other, to enter into and perform all obligations thereunder, and we have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and that such documents constitute, or will constitute, valid and binding obligations of such parties.

Our opinion is based on the Internal Revenue Code of 1986, as amended, Treasury Department regulations promulgated thereunder, judicial decisions, published positions of the Internal Revenue Service, and such other authorities as we have considered relevant, all as in effect as of the date of this opinion and all of which are subject to differing interpretations or change at any time (possibly with retroactive effect). A change in the authorities or the truth, accuracy, or completeness of any of the facts, information, documents, corporate records, covenants, statements, representations, or assumptions upon which our opinion is based could affect the conclusions expressed herein. There can be no assurance, moreover, that our opinion expressed herein will be accepted by the Internal Revenue Service or, if challenged, by a court.

Based upon the foregoing and subject to the qualifications, exceptions, assumptions and limitations contained herein and in the Offering Memorandum, we are of the opinion that, under current United States federal income tax law, although the discussion set forth in the Offering Memorandum under the heading “Certain United States federal income tax consequences” does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Securities.

Except as set forth above, we express no other opinion. This opinion is furnished to you solely for your benefit in connection with the transaction referred to herein and is not to be relied upon by anyone else without our prior written consent. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

J.P. Morgan Securities LLC

as Representative of the several Initial Purchasers

October 4, 2010

ANNEX D-4

Form of UCC Opinion of Counsel for Escrow Issuer

October 4, 2010

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

as Representative of the several Initial Purchasers listed in Schedule 1 to the

Purchase Agreement referred to below

Re:	GenOn Escrow Corp. $675,000,000 9.500% Senior Notes due 2018 $550,000,000 9.875% Senior Notes due 2020

Ladies and Gentlemen:

We have acted as special counsel to GenOn Escrow Corp., a Delaware corporation (the “Pledgor”), in connection with the preparation, execution and delivery of the Escrow and Security Agreement, dated the date hereof (the “Escrow and Security Agreement”), among the Pledgor, RRI Energy, Inc. “RRI”), Mirant Corporation (“Mirant”), Deutsche Bank Trust Companies America (“Deutsche Bank), a New York banking corporation and a wholly-owned subsidiary of Deutsche Bank AG, as “bank” and “securities intermediary” (each term as defined in the UCC (as defined below)) (in such capacity, the “Financial Institution”), Deutsche Bank, as escrow agent, Wilmington Trust Company, as trustee under the Indenture (as defined below) (in such capacity, the “Trustee”), and J.P. Morgan Securities LLC, as representative (the “Representative”) of the initial purchasers listed in Schedule 1 thereto. This opinion is being delivered pursuant to Section 6(g) of the Purchase Agreement, dated September 20, 2010 (the “Purchase Agreement”), among the Representative, Escrow Issuer, RRI and Mirant.

In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity and competency of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts relevant to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Pledgor and its officers and other representatives and of public officials, including the facts and conclusions set forth therein.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a) the Escrow and Security Agreement; and

J.P. Morgan Securities LLC

as Representative of the several Initial Purchasers

October 4, 2010

(b) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in the Escrow and Security Agreement. As used herein:

(i)	“Account” means account number S60899.1, established and maintained by the Financial Institution in the name of GenOn Escrow Corp. Account.

(ii)	“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York (without regard to laws referenced in Section 9-201 thereof).

(iii)	“Indenture” means the indenture, dated as of the date hereof, between the Pledgor and the Trustee, relating to the issuance of $675,000,000 aggregate principal amount of Escrow Issuer’s 9.500% Senior Notes due 2018 and $550,000,000 aggregate principal amount of Escrow Issuer’s 9.875% Senior Notes due 2020.

We express no opinion with respect to any laws other than the UCC.

We have this date delivered to you our opinion with respect to the enforceability of the Escrow and Security Agreement and certain other transaction agreements (the “Enforceability Opinion”). We call to your attention that the opinions set forth herein with respect to the security interest of the Trustee are subject to the qualifications contained in such other opinion.

You have asked for our opinion with respect to the security interest granted by the Pledgor under the Escrow and Security Agreement. We note that the Escrow and Security Agreement purports to serve the dual functions of both a security agreement and an escrow agreement. We express no opinion as to the effect on the opinions expressed herein of purporting to have the Escrow and Security Agreement function as an escrow agreement. Based upon the foregoing and subject to the other qualifications set forth herein, we are of the opinion that:

1. Under the UCC, Section 1.4 of the Escrow and Security Agreement is effective to create a security interest in all of the Pledgor’s rights, title and interest in the Account.

2. Under the UCC, Section 1.4 of the Escrow and Security Agreement is effective to perfect the security interest of the Trustee in the Pledgor’s rights in the Account.

Our opinions are subject to the following qualifications:

(a) We have assumed that the Pledgor has rights in the Account, and we express no opinion as to the nature or extent of the Pledgor’s rights in the Account.

(b) We note that pursuant to Section 8(b) of the Escrow and Security Agreement, the Financial Institution represents that it is a “Securities Intermediary” (as defined in Section 8-102 of the UCC) with respect to the Account. Based on such representation, we have assumed that the Financial Institution is a “securities intermediary” as defined in Section 8-102(a)(14) of the UCC.

J.P. Morgan Securities LLC

as Representative of the several Initial Purchasers

October 4, 2010

(c) We have assumed that the Account is a “securities account” as defined in Section 8-501(a) of the UCC.

(d) Our opinion with respect to proceeds is subject to the limitations set forth in Section 9-315 of the UCC and, in addition, we call to your attention that in the case of certain types of proceeds, other parties such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements may acquire a superior interest or may take their interest free of the security interest of a secured party.

(e) We express no opinion with respect to any property or assets now or hereafter credited to the Account except to the extent that (i) a “securities entitlement” (as such term is defined in Section 8-102(a)(17) of the UCC) has been created by the Financial Institution and (ii) such asset is a “financial asset” (as such term is defined in Section 8-102(a)(9) of the UCC). Furthermore, we express no opinion with respect to the nature or extent of the Financial Institution’s rights in, or title to, the securities or other financial assets underlying any “security entitlement” now or hereafter credited to the Account. We note that to the extent the Financial Institution maintains any financial asset in a “clearing corporation” (as defined in Section 8-102(5) of the UCC), pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of the Financial Institution.

(f) We have assumed that the Escrow and Security Agreement is the valid, binding and enforceable obligation of each of the parties thereto (other than the Pledgor, as to which we express our opinion in the Enforceability Opinion).

(g) We express no opinion with respect to the choice of law governing perfection, the effect of perfection and non-perfection or priority of the security interest.

This opinion is being furnished only to you in connection with the Purchase Agreement and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent.

Very truly yours,

Annex E

Form of RRI Energy, Inc.

Management Letter of the Chief Financial Officer

Capitalized terms not defined in this certificate have the meaning ascribed to them in the Purchase Agreement among RRI Energy, Inc., a Delaware corporation (the “Company”), GenOn Escrow Corp., a Delaware corporation, Mirant Corporation, a Delaware corporation, and J.P. Morgan Securities LLC, as representative of the initial purchasers named in Schedule 1 thereto (collectively, the “Initial Purchasers”), dated September 20, 2010 (the “Purchase Agreement”).

In connection with the offering by GenOn Escrow Corp. of $675,000,000 aggregate principal amount of its 9.500% Senior Notes Due 2018 (the “2018 Securities”) and $550,000,000 aggregate principal amount of its 9.875% Senior Notes Due 2020 (the “2020 Securities” and together, with the 2018 Securities, the “Securities”) pursuant to the Preliminary Offering Memorandum and the Supplements, I, Rick J. Dobson, Executive Vice President and Chief financial Officer of the Company, have been asked to deliver this certificate to the Initial Purchasers and, based on my examination of the Company’s financial records and schedules undertaken by me and members of my staff who are responsible for the Company’s financial and accounting matters, I hereby certify that:

1. For purposes of this certificate, the undersigned or persons supervised by him have also read the items identified by the Initial Purchasers on the pages of the Preliminary Offering Memorandum attached hereto as Exhibit A and have compared or recomputed the indicated dollar amounts shown to a schedule prepared by the Company’s management performance reporting personnel and recomputed the dollar amounts based on market data and found them to be in agreement; and

2. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett LLP are entitled to rely on this certificate in connection with the opinions that such firms are rendering pursuant to Sections 6(g) and 6(h), respectively, of the Purchase Agreement.

This certificate is to assist the Initial Purchasers in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the Securities covered by the Preliminary Offering Memorandum, the Supplements and the Offering Memorandum.

IN WITNESS WHEREOF, I have hereunto signed my name on this      day of                     , 2010.

By:
Name:
Title:

[Signature Page to Management Letter of RRI’s CFO]